As filed with the Securities and Exchange                     File No. 333-05173
Commission on April 27, 1998                                  File No. 811-7651
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

--------------------------------------------------------------------------------

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 4

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                 Amendment No. 5

                         AETNA VARIABLE PORTFOLIOS, INC.

             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                                 (860) 273-1409

                            Amy R. Doberman, Counsel
                    Aetna Life Insurance and Annuity Company
             151 Farmington Avenue RE4A, Hartford, Connecticut 06156
                     (Name and Address of Agent for Service)

--------------------------------------------------------------------------------
It is proposed that this filing will become effective:

      [X]  on May 1, 1998 pursuant to paragraph (b) of Rule 485

                         Aetna Variable Portfolios, Inc.
                              Cross-Reference Sheet


  Form N-1A
   Item No.               Part A                     Caption in Prospectus
   --------               ------                     ---------------------

  1  Cover Page...............................   Cover Page

  2  Synopsis.................................   Not applicable

  3  Condensed Financial Information..........   Financial Highlights

  4  General Description of Registrant........   Cover Page
                                                 The Fund
                                                 Description of the Variable
                                                   Portfolios
                                                 Investment Techniques
                                                 Risk Factors and Other
                                                   Considerations
                                                 Concentration

  5  Management of the Fund...................   Management of the Variable
                                                   Portfolios

  5A Management's Discussion of Fund
     Performance..............................   Not applicable

  6  Capital Stock and Other Securities.......   Purchase and Redemption of
                                                   Shares
                                                 Net Asset Value
                                                 General Information
                                                 Tax Matters

  7  Purchase of Securities Being Offered.....   The Fund
                                                 Purchase and Redemption of
                                                   Shares
                                                 Net Asset Value

  8  Redemption or Repurchase.................   Purchase and Redemption of
                                                   Shares
                                                 Net Asset Value

  9  Pending Legal Proceedings................   Not applicable

Form N-1A                                     Caption in Statement of Additional
 Item No.                 Part B                         Information
---------                 ------              ----------------------------------

 10 Cover Page...............................  Cover Page

 11 Table of Contents........................  Table of Contents

 12 General Information and History..........  General Information and History

 13 Investment Objectives and Policies.......  Additional Investment
                                                Restrictions and Policies of the
                                                Variable Portfolios
                                               Description of Various Securities
                                               and Investment Techniques

 14 Management of the Fund...................  Directors and Officers

 15 Control Persons and Principal Holders      Control Persons and Principal
    of Securities............................   Shareholders

 16 Investment Advisory and Other Services...  The Investment Advisory Agreement
                                               The Administrative Services
                                                Agreement
                                               Custodian
                                               Independent Auditors

 17 Brokerage Allocation and Other Practices.  Brokerage Allocation and Trading
                                                Polices

 18 Capital Stock and Other Securities.......  Description of Shares
                                               Purchase and Redemption of Shares
                                               Voting Rights

 19 Purchase, Redemption and Pricing of
    Securities Being Offered.................  Purchase and Redemption of Shares
                                               Net Asset Value

 20 Tax Status...............................  Tax Status

 21 Underwriters.............................  Principal Underwriter

 22 Calculation of Performance Data..........  Performance Information

 23 Financial Statements.....................  Financial Statements

                                     Part C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                              AETNA HIGH YIELD VP
                        AETNA REAL ESTATE SECURITIES VP
                           AETNA VALUE OPPORTUNITY VP
                                AETNA GROWTH VP
                                AETNA MID CAP VP
                             AETNA SMALL COMPANY VP
                             AETNA INTERNATIONAL VP
                         AETNA INDEX PLUS LARGE CAP VP
                          AETNA INDEX PLUS MID CAP VP
                         AETNA INDEX PLUS SMALL CAP VP
                           AETNA INDEX PLUS BOND VP
                        AETNA VARIABLE PORTFOLIOS, INC.
                             151 FARMINGTON AVENUE
                            HARTFORD, CT 06156-8962

                         Prospectus dated: May 1, 1998



Aetna Variable Portfolios, Inc. (Fund) is an open-end management investment company authorized to issue multiple series of shares, each representing a diversified portfolio of investments (individually, a "Portfolio" and collectively, the "Variable Portfolios"). The Fund currently has eleven Portfolios authorized. The Fund's shares are offered only to insurance companies to fund benefits under their variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies).


This Prospectus sets forth concisely the information that a prospective contract holder or policy holder should know before directing an investment to a Portfolio and should be read and kept for future reference. A Statement of Additional Information (Statement) dated May 1, 1998 contains more information about the Variable Portfolios. For a free copy of the Statement, call 1-800-525-4225 or write to Aetna Variable Portfolios, Inc., at the address listed above. The Statement has been filed with the Securities and Exchange Commission (Commission) and is incorporated into this Prospectus by reference. The Commission maintains a Web Site (http://www.sec.gov) that contains the Statement material incorporated by reference and other information regarding the Fund.


This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, the securities of the Fund in any jurisdiction in which such sale, offer to sell, or solicitation may not be lawfully made.

INVESTMENTS IN THE VARIABLE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE VARIABLE PORTFOLIOS ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN A PORTFOLIO IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully before investing and retain for future reference.

                              TABLE OF CONTENTS




                                                  Page
Financial Highlights ...........................    3
The Fund .......................................    8
Description of the Variable Portfolios .........    8
Investment Techniques ..........................   12
Risk Factors and Other Considerations ..........   14
Concentration ..................................   16
Performance ....................................   17
Management of the Variable Portfolios ..........   19
Reimbursements/Fee Waiver Arrangements .........   22
Purchase and Redemption of Shares ..............   22
Net Asset Value ................................   22
General Information ............................   22
Tax Matters ....................................   23
Year 2000 ......................................   23

                             FINANCIAL HIGHLIGHTS


The selected data presented below for, and as of the end of, each of the periods listed are obtained from the financial statements of Aetna Variable Portfolios, Inc., which have been audited by KPMG Peat Marwick LLP, independent auditors. Additional information about the performance of each Portfolio included in the tables is contained in the Fund's Annual Report dated December 31, 1997.

(for one share outstanding throughout each period)


                                                             HIGH YIELD
                                                        --------------------
                                                             Period From
                                                            Dec. 10, 1997
                                                                 to
                                                            Dec. 31, 1997
                                                        --------------------
Net asset value, beginning of period ..................        $10.000
                                                               -------
 Income From Investment Operations:
 Net investment income ................................          0.050
 Net realized and change in unrealized gain on
  investments .........................................          0.098
                                                               -------
  Total from investment operations ....................          0.148
                                                               -------
 Less Distributions:
 From net investment income ...........................         (0.050)
 From net realized gains on investments ...............             --
                                                               -------
  Total distributions .................................         (0.050)
                                                               -------
Net asset value, end of period ........................        $10.098
                                                               =======
Total Return* .........................................           1.48%
Net assets, end of period (000's) .....................        $10,098
Ratio of total expenses to average net assets .........           0.80%(1)
Ratio of net investment income to average net assets              7.81%(1)
Portfolio turnover rate ...............................          69.39%
Average commission rate paid per share of equity
 securities traded ....................................        $    --



                                                                                      VALUE OPPORTUNITY
                                                             REAL ESTATE       (formerly Capital Appreciation)
                                                        -------------------- ------------------------------------
                                                             Period From                          Period From
                                                            Dec. 15, 1997                        Dec. 13, 1996
                                                                 to             Year Ended            to
                                                            Dec. 31, 1997     Dec. 31, 1997      Dec. 31, 1996
                                                        -------------------- --------------- --------------------
Net asset value, beginning of period ..................       $10.000           $ 10.199            $10.000
                                                              -------           ---------           ------
 Income From Investment Operations:
 Net investment income ................................         0.050              0.107              0.015
 Net realized and change in unrealized gain on
  investments .........................................         0.309              3.899              0.200
                                                              -------           ---------           ------
  Total from investment operations ....................         0.359              4.006              0.215
                                                              -------           ---------           ------
 Less Distributions:
 From net investment income ...........................        (0.053)            (0.104)            (0.016)
 From net realized gains on investments ...............            --             (2.185)                --
                                                              --------          ---------           -------
  Total distributions .................................        (0.053)            (2.289)            (0.016)
                                                              --------          ---------           -------
Net asset value, end of period ........................       $10.306           $ 11.916            $10.199
                                                              ========          =========           =======
Total Return* .........................................          3.59%             39.36%              2.15%
Net assets, end of period (000's) .....................       $ 5,153           $  9,147            $ 5,202
Ratio of total expenses to average net assets .........          0.95%(1)           0.75%              0.67%(1)
Ratio of net investment income to average net assets             9.99%(1)           1.06%              2.73%(1)
Portfolio turnover rate ...............................            --             187.84%                  --
Average commission rate paid per share of equity
 securities traded ....................................       $0.0448           $ 0.0599            $0.0300

(1) Annualized.

 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

(for one share outstanding throughout each period)

                                                                         GROWTH                         MID CAP
                                                          -------------------------------------   -------------------
                                                                                Period From           Period From
                                                                               Dec. 13, 1996         Dec. 17, 1997
                                                             Year Ended              to                    to
                                                           Dec. 31, 1997       Dec. 31, 1996         Dec. 31, 1997
                                                          ---------------   -------------------   -------------------
Net asset value, beginning of period ..................      $10.146             $10.000                $10.000
                                                             --------             ------                -------
 Income From Investment Operations:
 Net investment income ................................        0.039               0.011                  0.009
 Net realized and change in unrealized gain on
  investments .........................................        3.271               0.147                  0.171
                                                             --------             ------                -------
  Total from investment operations ....................        3.310               0.158                  0.180
                                                             --------             ------                -------
 Less Distributions:
 From net investment income ...........................       (0.034)             (0.012)                (0.013)
 From net realized gains on investments ...............       (3.576)                 --                     --
                                                             --------             -------               --------
  Total distributions .................................       (3.610)             (0.012)                (0.013)
                                                             --------             -------               --------
Net asset value, end of period ........................      $ 9.846             $10.146                $10.167
                                                             ========             =======               ========
Total Return* .........................................        33.01%               1.57%                  1.80%
Net assets, end of period (000's) .....................      $ 5,964             $ 5,175                $ 5,084
Ratio of total expenses to average net assets .........         0.75%               0.67%(1)               0.95%(1)
Ratio of net investment income to average net assets            0.29%               1.99%(1)               2.10%(1)
Portfolio turnover rate ...............................       207.41%               1.97%                  0.95%
Average commission rate paid per share of equity
 securities traded ....................................      $0.0589             $0.0364                $0.0286

(1) Annualized.

 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

(for one share outstanding throughout each period)


                                                                      SMALL COMPANY                  INTERNATIONAL
                                                          -------------------------------------   -------------------
                                                                                Period From           Period From
                                                                               Dec. 27, 1996         Dec. 22, 1997
                                                             Year Ended              to                    to
                                                           Dec. 31, 1997       Dec. 31, 1996         Dec. 31, 1997
                                                          ---------------   -------------------   -------------------
Net asset value, beginning of period ..................       $10.113             $10.000                $10.000
                                                              --------             ------                -------
 Income From Investment Operations:
 Net investment income ................................         0.042               0.008                 (0.002)
 Net realized and change in unrealized gain on
  investments .........................................         3.439               0.115                  0.276
                                                              --------             ------                --------
  Total from investment operations ....................         3.481               0.123                  0.274
                                                              --------             ------                --------
 Less Distributions:
 From net investment income ...........................        (0.030)             (0.010)                    --
 From net realized gains on investments ...............        (0.794)                 --                     --
                                                              --------             ------                --------
  Total distributions .................................        (0.824)             (0.010)                    --
                                                              --------             ------                --------
Net asset value, end of period ........................       $12.770             $10.113                $10.274
                                                              ========             ======                ========
Total Return* .........................................         34.49%               1.23%                  2.74%
Net assets, end of period (000's) .....................       $18,102             $ 5,158                $15,412
Ratio of total expenses to average net assets .........          0.90%               0.55%(1)               1.15%(1)
Ratio of net investment income to average net assets             0.78%               5.96%(1)              (0.98)%(1)
Portfolio turnover rate ...............................        180.25%                 --                   0.71%
Average commission rate paid per share of equity
 securities traded ....................................       $0.0519             $    --                $0.0440

(1) Annualized.

 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

(for one share outstanding throughout each period)

                                                                  INDEX PLUS LARGE CAP                 INDEX PLUS
                                                                  (formerly Index Plus)                 MID CAP
                                                          -------------------------------------   -------------------
                                                                                Period From           Period From
                                                                               Sept. 16, 1996        Dec. 15, 1997
                                                             Year Ended              to                    to
                                                           Dec. 31, 1997       Dec. 31, 1996         Dec. 31, 1997
                                                          ---------------   -------------------   -------------------
Net asset value, beginning of period ..................      $ 10.906            $10.000                $10.000
                                                             --------            ------                 ------
 Income From Investment Operations:
 Net investment income ................................         0.102              0.047                  0.006
 Net realized and change in unrealized gain on
  investments .........................................         3.594              0.919                  0.344
                                                             --------            ------                 ------
  Total from investment operations ....................         3.696              0.966                  0.350
                                                             --------            ------                 ------
 Less Distributions:
 From net investment income ...........................        (0.096)            (0.047)                (0.008)
 From net realized gains on investments ...............        (0.489)            (0.013)                    --
                                                             --------            -------
  Total distributions .................................        (0.585)            (0.060)                (0.008)
                                                             --------            -------                -------
Net asset value, end of period ........................      $ 14.017            $10.906                $10.342
                                                             ========            =======                =======
Total Return* .........................................         33.89%              9.64%                  3.50%
Net assets, end of period (000's) .....................      $132,517            $19,410                $ 7,756
Ratio of total expenses to average net assets .........          0.50%              0.50%(1)              0.60%(1)
Ratio of net investment income to average net assets             1.38%              1.89%(1)              1.37%(1)
Portfolio turnover rate ...............................         76.83%              5.18%                    --
Average commission rate paid per share of equity
 securities traded ....................................      $ 0.0372            $0.0358                $0.0481

(1) Annualized.

 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

(for one share outstanding throughout each period)

                                                                                 INDEX PLUS            INDEX PLUS
                                                                                 SMALL CAP                BOND
                                                                            -------------------   -------------------
                                                                                Period From           Period From
                                                                               Dec. 19, 1997         Dec. 18, 1997
                                                                                     to                    to
                                                                               Dec. 31, 1997         Dec. 31, 1997
                                                                            -------------------   -------------------
Net asset value, beginning of period ....................................        $10.000                $10.000
                                                                                 -------             ----------
 Income From Investment Operations:
 Net investment income ..................................................          0.007                  0.022
 Net realized and change in unrealized gain on investments ..............          0.426                  0.005
                                                                                 -------             ----------
  Total from investment operations ......................................          0.433                  0.027
                                                                                 -------             ----------
 Less Distributions:
 From net investment income .............................................         (0.010)                (0.021)
 From net realized gains on investments .................................             --                     --
                                                                                 --------            ----------
  Total distributions ...................................................         (0.010)                (0.021)
                                                                                 --------            ----------
Net asset value, end of period ..........................................        $10.423                $10.006
                                                                                 ========            ==========
Total Return* ...........................................................           4.33%                  0.27%
Net assets, end of period (000's) .......................................        $ 7,817                $15,009
Ratio of total expenses to average net assets ...........................           0.60%(1)               0.45%(1)
Ratio of net investment income to average net assets ....................           1.90%(1)               5.23%(1)
Portfolio turnover rate .................................................             --                     --
Average commission rate paid per share of equity securities traded ......        $0.0797                $    --

(1) Annualized.

 * The total return percentage does not reflect any separate account charges under variable annuity contracts and life policies.

                                   THE FUND

The Fund is an open-end, management investment company, consisting of multiple Portfolios. It currently has authorized eleven Portfolios:



[bullet] Aetna High Yield VP (High Yield)                          [bullet] Aetna International VP (International, formerly Aetna
[bullet] Aetna Real Estate Securities VP (Real Estate)                      Variable International Growth Portfolio)
[bullet] Aetna Value Opportunity VP (Value Opportunity,            [bullet] Aetna Index Plus Large Cap VP (Index Plus Large Cap,
         formerly Aetna Variable Capital Appreciation Portfolio)            formerly Aetna Variable Index Plus Portfolio)
[bullet] Aetna Growth VP (Growth, formerly Aetna Variable          [bullet] Aetna Index Plus Mid Cap VP (Index Plus Mid Cap)
         Growth Portfolio)                                         [bullet] Aetna Index Plus Small Cap VP (Index Plus Small Cap)
[bullet] Aetna Mid Cap VP (Mid Cap)                                [bullet] Aetna Index Plus Bond VP (Index Plus Bond)
[bullet] Aetna Small Company VP (Small Company, formerly
         Aetna Variable Small Company Portfolio)

The Fund's Board of Directors (Directors) may authorize additional Portfolios in the future. The Portfolios are intended to serve as funding vehicles for VA Contracts and VLI Policies to be offered through the separate accounts of insurance companies. The insurance companies, not retirement plan participants (Participants), are shareholders of the Fund. See "General Information." Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser for each of the Portfolios. See "Management of the Variable Portfolios" for further information. The Directors do not foresee any disadvantages or conflicts to the Participants in funding both VA Contracts and VLI Policies through the Portfolios or in the offering the Portfolios through more than one insurance company. The Directors have agreed to monitor the Portfolios' activities to identify any potentially material, irreconcilable conflicts and to take appropriate action if necessary to resolve any conflicts which may arise.



                    DESCRIPTION OF THE VARIABLE PORTFOLIOS

Each Portfolio has an investment objective that is a fundamental policy. As with all mutual funds, there can be no assurance that the Portfolios will meet their investment objectives. Each Portfolio is subject to investment policies and restrictions described in this Prospectus and in the Statement, some of which are fundamental. A fundamental investment policy or restriction applicable to a particular Portfolio may not be changed without the approval of a majority of the outstanding shares of that Portfolio.


                              AETNA HIGH YIELD VP


Investment Objective

High Yield seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed income securities rated lower than BBB- by Standard and Poor's Corporation (S&P) or lower than Baa3 by Moody's Investors Service, Inc. (Moody's).


Investment Policy

High Yield will normally invest at least 65% of its total assets in high-yield bonds. High Yield may also invest in other fixed income securities, equity interests, private securities, convertible securities and zero-coupon securities.

Additionally, High Yield may invest in options and futures (including options on futures), as more fully described below. High Yield may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.

For more information about the risks associated with investing in high-yield bonds, see "Risk Factors and Other Considerations--High-Yield Bonds."


                        AETNA REAL ESTATE SECURITIES VP


Investment Objective

Real Estate seeks maximum total return primarily through investment in a diversified portfolio of equity securities issued by real estate companies, the majority of which are real estate investment trusts (REITs).


Investment Policy


Real Estate will normally invest at least 65% of its total assets in income-producing equity securities of publicly traded companies "principally engaged" in the real estate industry, which include those companies that, at the time of purchase, derive a significant proportion (at least 50%) of their revenues or profits from real estate operations or related services. Real Estate may also invest in convertible securities and preferred stocks.


Additionally, Real Estate may invest in options and futures (including options on futures), as more fully described below. Real Estate may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Real Estate will not invest more than 15% of the total value of its assets in high-yield bonds.


For more information about the risks associated with investing in real estate securities, see "Risk Factors and Other Considerations--Real Estate Securities."




                          AETNA VALUE OPPORTUNITY VP


Investment Objective


Value Opportunity seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.



Investment Policy


Value Opportunity will normally invest at least 65% of its total assets in common stocks. It may also invest in convertible and non-convertible preferred stocks. Value Opportunity will use a value-oriented approach to stock selection.

Additionally, Value Opportunity may invest in options and futures (including options on futures), as more fully described below. Value Opportunity may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Value Opportunity will not invest more than 15% of the total value of its assets in high-yield bonds.




                                AETNA GROWTH VP


Investment Objective

Growth seeks growth of capital through investment in a diversified portfolio of common stocks and securities convertible into common stocks believed to offer growth potential.


Investment Policy

Growth will normally invest at least 65% of its total assets in common stocks that Aeltus believes have significant potential for capital growth. It may also invest in convertible and non-convertible preferred stocks.


Additionally, Growth may invest in options and futures (including options on futures), as more fully described below. Growth may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Growth will not invest more than 15% of the total value of its assets in high-yield bonds.




                               AETNA MID CAP VP


Investment Objective


Mid Cap seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies having medium market capitalizations.



Investment Policy


Under normal circumstances, Mid Cap will invest at least 65% of its assets in common stocks having market capitalizations at the time of purchase of between $800 million and $10 billion and will generally exclude common stocks that are not of a similar size (as measured by market capitalization) as stocks in the S&P Mid Cap 400 Index (S&P 400).


Additionally, Mid Cap may invest in options and futures (including options on futures), as more fully described below. Mid Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Mid Cap will not invest more than 15% of the total value of its assets in high-yield bonds.

                            AETNA SMALL COMPANY VP


Investment Objective

Small Company seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.


Investment Policy

Small Company will normally invest at least 65% of its total assets in the common stock of companies with equity market capitalizations at the time of purchase of $1 billion or less. Small Company may also invest in convertible and non-convertible preferred stocks.

Additionally, Small Company may invest in options and futures (including options on futures), as more fully described below. Small Company may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging, and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Small Company will not invest more than 15% of the total value of its assets in high-yield bonds.



                            AETNA INTERNATIONAL VP


Investment Objective

International seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.


Investment Policy


International will invest at least 65% of its total assets among securities principally traded in three or more countries outside of North America.

International will invest primarily in equity securities including securities convertible into stocks. International will invest in a broad spectrum of companies and industries. Further, from time to time International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality.


Additionally, International may invest in options and futures (including options on futures), as more fully described below. International may also enter into repurchase agreements, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis.



                         AETNA INDEX PLUS LARGE CAP VP



Investment Objective

Index Plus Large Cap seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 500 Composite Stock Price Index (S&P 500).



Investment Policy


Index Plus Large Cap will attempt to be fully invested in common stocks. Under normal circumstances, Index Plus Large Cap will invest at least 90% of its assets in certain common stocks represented in the S&P 500. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Large Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS LARGE CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. As Index Plus Large Cap invests primarily in common stocks, Index Plus Large Cap is subject to market risk, i.e. the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline.

Index Plus Large Cap will generally include approximately 400 stocks included in the S&P 500. Index Plus Large Cap intends under normal circumstances to exclude common stocks which are not part of the S&P 500, and to exclude Aetna Inc. common stock.

The weightings of stocks in the S&P 500 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 500 by creating a portfolio that has similar market risk characteristics to the S&P 500, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

Index Plus Large Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Large Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Large Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Large Cap will not invest more than 10% of the total value of its assets in high-yield bonds.

It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets. Index Plus Large Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 500 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value
(NAV) of Index Plus Large Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 500.




                          AETNA INDEX PLUS MID CAP VP


Investment Objective

Index Plus Mid Cap seeks to outperform the total return performance of publicly traded common stocks represented in the S&P 400.


Investment Policy

Under normal circumstances, Index Plus Mid Cap will invest at least 90% of its assets in common stocks represented in the S&P 400. The S&P 400 is an unmanaged index comprising common stocks of approximately 400 mid-capitalization companies. Inclusion of a stock in the S&P 400 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Mid Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS MID CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. Index Plus Mid Cap will generally exclude common stocks which are not part of the S&P 400.


The weightings of stocks in the S&P 400 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 400 by creating a portfolio that has similar market risk characteristics to the S&P 400, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.

Index Plus Mid Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Mid Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Mid Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in when-issued, delayed-delivery or forward-commitment basis. Index Plus Mid Cap will not invest more than 10% of the total value of its assets in high-yield bonds.

It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets. Index Plus Mid Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 400 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value
(NAV) of Index Plus Mid Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 400.




                         AETNA INDEX PLUS SMALL CAP VP


Investment Objective

Index Plus Small Cap seeks to outperform the total return performance of publicly traded common stocks represented by the S&P SmallCap 600 Index (S&P
600), a stock market index composed of 600 common stocks selected by S&P.


Investment Policy


Under normal circumstances, Index Plus Small Cap will invest at least 90% of its assets in common stocks represented in the S&P 600. The S&P 600 is an unmanaged index comprising common stocks of approximately 600 small-capitalization companies. Inclusion of a stock in the S&P 600 in no way implies an opinion by S&P as to the stock's attractiveness as an investment. Index Plus Small Cap is neither sponsored by nor affiliated with S&P. AN INVESTMENT IN INDEX PLUS SMALL

CAP INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN COMMON STOCKS GENERALLY. Index Plus Small Cap will generally exclude common stocks which are not part of the S&P 600.

The weightings of stocks in the S&P 600 are based on each stock's relative total market capitalization, that is, its market price per share multiplied by the number of common shares outstanding. Aeltus will attempt to outperform the investment results of the S&P 600 by creating a portfolio that has similar market risk characteristics to the S&P 600, but will use a disciplined analysis to identify those stocks having the greatest likelihood of either outperforming or underperforming the market.


Index Plus Small Cap may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Small Cap may invest in options and futures (including options on futures), as more fully described below. Index Plus Small Cap may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, invest in fixed income securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Small Cap will not invest more than 10% of the total value of its assets in high-yield bonds.


It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets. Index Plus Small Cap expects to achieve a correlation between the performance of its portfolio and that of the S&P 600 of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value
(NAV) of Index Plus Small Cap, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the S&P 600.




                           AETNA INDEX PLUS BOND VP


Investment Objective

Index Plus Bond seeks to maximize total return consistent with preservation of capital primarily through investment in a diversified portfolio of fixed income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index (LBAB), an unmanaged index comprised of approximately 6,000 securities.


Investment Policy


Index Plus Bond will be actively managed in an attempt to achieve a total return which, before the recognition of fund expenses, exceeds the LBAB. Under normal circumstances, Index Plus Bond will invest at least 90% of its assets in fixed income investments and will exclude Aetna Inc. securities. The LBAB is comprised of securities from the Lehman Brothers Government/Corporate Bond Index, Lehman Brothers Mortgage-Backed Securities Index, and the Lehman Brothers Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Each of the Lehman Brothers Indices are rebalanced monthly by market capitalization. Inclusion of a security in the LBAB in no way implies an opinion by Lehman Brothers as to the security's attractiveness as an investment. Index Plus Bond is neither sponsored by nor affiliated with Lehman Brothers. AN INVESTMENT IN INDEX PLUS BOND INVOLVES RISKS SIMILAR TO THOSE OF INVESTING IN FIXED INCOME SECURITIES GENERALLY.


Index Plus Bond may also invest in convertible and non-convertible preferred stocks. Additionally, Index Plus Bond may invest in options and futures (including options on futures), as more fully described below. Index Plus Bond may also enter into repurchase agreements, invest up to 25% of its total assets in foreign securities, engage in currency hedging and purchase securities on a when-issued, delayed-delivery or forward-commitment basis. Index Plus Bond will not invest more than 10% of the total value of its assets in high-yield bonds.


It is a reasonable expectation that there will be a close correlation between the performance of Index Plus Bond and that of the LBAB in both rising and falling markets. Index Plus Bond expects to achieve a correlation between the performance of its portfolio and that of the LBAB of at least 0.95, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the net asset value (NAV) of Index Plus Bond, including the value of its dividends and capital gains distributions, increases or decreases in exact proportion to changes in the LBAB.




                             INVESTMENT TECHNIQUES


The Variable Portfolios may use the following investment techniques:



Borrowing

Each Portfolio may borrow money from banks for temporary or emergency purposes in an amount up to 5% of the value of the Portfolio's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed), at the time the borrowing is made.

The Portfolios do not intend to borrow for leveraging purposes. Each Portfolio has the authority to do so, but only if, after the borrowing, the value of the Portfolio's net assets, including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Portfolio because it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds.


Repurchase Agreements


Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers. Under a repurchase agreement, a Portfolio may acquire a debt instrument for a relatively short period subject to an obligation by the seller to repurchase and by the Portfolio to resell the instrument at a fixed price and time.

Such agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them. In that event, a Portfolio may incur costs in liquidating the security (or other collateral) or a loss if the security or other collateral declines in value. If the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, the ability of a Portfolio to liquidate the collateral may be delayed or limited.

The Directors have established credit standards for counterparties to repurchase agreements entered into by the Portfolios.



Zero Coupon and Pay-in-Kind Bonds

Each Portfolio may invest in zero coupon securities and pay-in-kind bonds. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts to their value at maturity. Some zero coupon securities call for the commencement of regular interest payments at a deferred date. Pay-in-kind bonds pay all or a portion of their interest in the form of additional debt or equity securities. Zero coupon securities and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying instruments with similar maturities; the value of zero coupon securities and pay-in-kind bonds appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates.


Bank Obligations

Each Portfolio may invest in obligations (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit) issued by domestic or foreign banks, provided the issuing bank has a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%.


Options, Futures and Other Derivative Instruments


In order to manage exposure to changing interest rates, securities prices and currency exchange rates, or to increase investment return, a Portfolio may engage in hedging and other strategies using derivatives. A derivative is a financial instrument the value of which depends on (or derives from) the value of an underlying asset, such as a security, interest rate, currency exchange rate or index. Derivatives that may be used by a Portfolio include forward contracts, swaps, structured notes, futures (see "Futures Contracts" below), options (see "Options" below), collateralized mortgage obligations (CMOs) (see "Mortgage-Backed Securities" below), and U.S. Government derivatives (see "U.S. Government Derivatives" below). In addition, derivatives may be used to enhance a Portfolio's yield. See the Statement for additional information on the use of and risks associated with derivatives.

Some of these strategies, such as selling futures contracts, buying puts and writing calls, are designed to hedge against price fluctuations. Other strategies, such as writing puts, and buying futures contracts, calls, and interest rate swaps, tend to increase market exposure. In some cases, a Portfolio may buy a futures contract for the purpose of increasing its exposure in a particular market segment, which may be considered speculative, rather than for hedging.

For purposes other than hedging, a Portfolio will invest no more than 5% of its assets in derivatives which at the time of purchase are considered by management to involve high risk to the Portfolio, such as inverse floaters, interest-only and principal-only debt instruments. Each Portfolio may invest up to 30% of its assets in lower risk derivatives for hedging or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs.

Futures Contracts--Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date. Investments in futures contracts or options on futures may be made subject to the limits discussed in the Statement.

Options--Each Portfolio may purchase and write (sell) call options and put options, including options on securities, indices and futures. Call options on securities may be written only if covered. Options are agreements that for a fee or premium, give the holder the right, but not the obligation, to pay or settle for cash a certain amount of securities during a specified period or on a specified date. Options are used to minimize principal fluctuation or to generate additional premium income.

Mortgage-Backed Securities and Asset-Backed Securities--The Portfolios may invest in mortgage-backed, asset-backed and other securities which represent interest in pools of mortgages or assets, as the case may be, and which pass through to the holders of the securities payments of principal, interest or other cash flow generated by the underlying mortgages or assets. In the case of certain mortgage-backed securities, payments of interest, principal or both may be guaranteed by an agency or instrumentality of the U. S. Government, such as GNMA, FHLMC and FNMA. Other mortgage-backed securities, such as CMOs and real estate mortgage investment conduits (REMICs) and many asset-backed securities generally are secured by the underlying pool of mortgages and assets or the backing of a third party, and are rated similarly to corporate bonds. Additional information about CMOs and REMICs is contained in the Statement. Mortgage-backed and asset-backed securities are subject to prepayment risk.

U.S. Government Derivatives--Each Portfolio may purchase separately traded principal and interest components of certain U.S. Government securities ("STRIPS"). In addition, a Portfolio may acquire custodial receipts that represent ownership in a U.S. Government security's future interest or principal payments. These securities are known by such exotic names as TIGRS and CATS and may be issued at a discount to face value. They are generally more volatile than normal fixed income securities because interest payments are accrued rather than paid out in regular installments.

Forward-Exchange Contracts--Each Portfolio may engage in forward-exchange contracts. The use of forward-exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. In an attempt to limit their risk in forward-exchange contracts, the Variable Portfolios limit their exposure to the amount of their respective assets denominated in the foreign currency being cross-hedged. Cross-hedging entails a risk of loss on both the value of the security that is the basis of the hedge and the currency contract that was used in the hedge. These risks are described in greater detail in the Statement.



Supranational Agencies

Each Portfolio may invest up to 10% of its net assets in securities of supranational agencies such as: the International Bank for Reconstruction and Development (commonly referred to as the "World Bank"), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. Securities of supranational agencies are not considered government securities and are not supported directly or indirectly by the U.S. Government.


Illiquid and Restricted Securities


Each Portfolio may invest up to 15% of its total assets in illiquid securities (except Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond which are limited to 10%). Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the ordinary course of business without taking a materially reduced price. In addition, a Portfolio may invest in securities that are subject to legal or contractual restrictions on resale, including securities purchased pursuant to Rule 144A and Section 4(2) of the Securities Act of 1933.


Because of the absence of a trading market for illiquid and certain restricted securities, it may take longer to liquidate these securities than it would unrestricted, liquid securities. A Portfolio may realize less than the amount originally paid by the Portfolio for the security. The Directors have established a policy to monitor the liquidity of such securities.


Cash or Cash Equivalents

Each Portfolio reserves the right to depart from its investment objectives temporarily by investing up to 100% of its assets in cash or cash equivalents for defense against potential market declines and to accommodate cash flows from the purchase and sale of Portfolio shares.



                     RISK FACTORS AND OTHER CONSIDERATIONS


General Considerations

The different types of securities purchased and investment techniques used by a Portfolio involve varying amounts of risk. For example, equity securities are subject to a decline in the stock market or in the value of the issuer, and preferred stocks have price risk and some interest rate and credit risk. The value of debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are generally more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, on each debt security, the risk of principal and interest default is greater with higher-- yield bonds. High-yield bonds may provide a higher return but with added risk. In addition, foreign securities have currency risk. Some of the risks involved in the securities acquired by the Variable Portfolios are discussed in this section. Additional discussion is contained above under "Investment Techniques" and in the Statement.


Portfolio Turnover


Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold in the aggregate during the year. Although Aeltus does not purchase securities with the intention of profiting from short-term trading, Aeltus buys and sells securities on behalf of the Portfolios whenever Aeltus believes such action is appropriate. Turnover rates for each of the Portfolios in excess of 100% may result in higher transaction costs (which are borne directly by the respective Portfolio). See "Financial Highlights" for the actual turnover rates for the respective Portfolios in 1997.

The average annual turnover rate of each of Real Estate, Mid Cap, International, Index Plus Mid Cap, Index Plus Small Cap, and Index Plus Bond is not expected to exceed 175%. The average annual turnover rate of High Yield is not expected to exceed 250%.



Foreign Securities


The purchase of foreign securities may involve certain additional risks. Such risks include: currency fluctuations and related currency conversion costs; less liquidity; price or income volatility; less government supervision and regulation of foreign stock exchanges, brokers and listed companies; possible difficulty in obtaining and enforcing judgments against foreign entities; adverse foreign political and economic developments; different accounting procedures and auditing standards; the possible imposition of withholding taxes on interest income payable on securities; the possible seizure or nationalization of foreign assets; the possible establishment of exchange controls or other foreign laws or restrictions which might adversely affect the payment and transferability of principal, interest and dividends on securities; higher transaction costs; possible settlement delays; and less publicly available information about foreign issuers.



Depositary Receipts


The Portfolios may acquire American Depositary Receipts which are dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. All depositary receipts will be considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities.



High-Yield Bonds


The Portfolios (other than International) may invest in high-yield bonds. These fixed income securities are rated BB/Ba (by S&P and Moody's, respectively) or below, or if unrated, are considered by Aeltus to be of comparable quality. These securities tend to offer higher yields than investment-grade bonds because of the additional risks associated with them. These risks include: a lack of liquidity; an unpredictable secondary market; a greater likelihood of default; increased sensitivity to difficult economic and corporate developments; call provisions which may adversely affect investment returns; and loss of the entire principal and interest.

Although high-yield bonds are high risk investments, they may be purchased if Aeltus believes they offer good value. This may happen if, for example, the rating agencies have, in Aeltus' opinion, misclassified the bonds or overlooked the potential for the issuer's enhanced creditworthiness.



Options and Futures


Generally, the risks involved in using derivatives include the risk that the derivative may experience greater price swings than other securities and may be less liquid than other securities. Certain risks are involved in futures contracts including but not limited to: transactions to close out futures contracts may not be able to be effected at favorable prices; possible reduction in a Portfolio's total return and yield; possible reduction in value of the futures instrument; the inability of a Portfolio to limit losses by closing its position due to lack of a liquid secondary market or due to daily limits of price fluctuation; imperfect correlation between the value of the futures contracts and the related securities; and potential losses in excess of the amount invested in the futures contracts themselves.

The use of futures involves a high degree of leverage because of the low margin requirements. As a result, small price movements in futures contracts may result in immediate and potentially unlimited losses or gains to a Portfolio. The amount of gains or losses on investments in futures contracts depends on the portfolio manager's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

In writing puts, there is the risk that a Portfolio may be required to buy the underlying security (or other instrument) at a disadvantageous price. Writing call options involves the risk of not being able to effect closing transactions at favorable prices or to participate in the appreciation of the underlying securities. Purchasing put and call options involve the risk of losing the entire purchase price of the option.



Variable-Rate Instruments, When-Issued and Delayed-Delivery Transactions

When-issued, delayed-delivery and variable-rate instruments may be subject to liquidity risks and risks of loss of principal due to market fluctuations. Liquid assets in an amount at least equal to the Portfolio's commitments to purchase securities on a when-issued or delayed-delivery basis will be segregated at the Portfolio's custodian. For more information about these securities, see the Statement.


Small-Capitalization Companies


These securities are issued by smaller, less well-known U.S. companies with equity market capitalization generally less than $1 billion. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies.


Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.


Real Estate Securities


Real estate securities include interests in REITs, real estate development, real estate operating companies, and companies engaged in other real estate related businesses. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern United States, or both.

Equity REITs may be affected by any changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent on the REITs' management skill and may not be diversified. The Portfolio could conceivably own real estate directly as a result of a default on debt obligations it owns. Changes in prevailing interest rates also may inversely affect the value of the debt obligations in which the Portfolio may invest.

Real Estate may invest more than 25% of its total assets in the real estate industry. Due to the Portfolio's policy of concentration in the real estate industry, adverse developments in that industry will have a greater impact on the Portfolio, and consequently shareholders, than a fund with broader diversification. Special considerations to an investment in the Portfolio include those risks associated with the direct ownership of real estate: declines in the value of real estate, risks related to general and local economic conditions, over-building and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. The value of securities of companies which service the real estate industry may also be affected by such risks.




                                 CONCENTRATION


The Portfolios (other than Real Estate) generally will not concentrate investments in any one industry. A Portfolio may, however, invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end users of their services, such as automobile finance, computer finance and consumer finance. The 25% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

With respect to 75% of a Portfolio's total assets, a Portfolio will not invest more than 5% of its total assets in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer. See the Statement for additional investment restrictions.

                                  PERFORMANCE

From time to time advertisements and other sales materials for the Fund may include information concerning the historical performance of each Portfolio. Such advertisements will also describe the performance of the relevant insurance company separate accounts. Any such information will include the average annual total return of the Portfolio calculated on a compounded basis for specified periods of time. Total return information will be calculated pursuant to rules established by the Commission. In lieu of or in addition to total return calculations, such information may include performance rankings and similar information from independent organizations such as Lipper Analytical Services, Inc., Morningstar, Business Week, Forbes or other industry publications.

Each Portfolio calculates average annual total return by determining the redemption value at the end of specified periods (assuming reinvestment of all dividends and distributions) of a $1,000 investment in the Portfolio at the beginning of the period, deducting the initial $1,000 investment, annualizing the increase or decrease over the specified period and expressing the result as a percentage.

Total return figures utilized by the Fund are based on historical performance and are not intended to indicate future performance. Total return and net asset value (NAV) per share can be expected to fluctuate over time, and accordingly, upon redemption, shares may be worth more or less than their original cost.


Performance of Similarly Managed Funds


Small Company, International, Index Plus Large Cap and Growth are recently organized and do not yet have long-term performance records. However, these Portfolios have the same investment objective and follow substantially the same investment strategies as certain separate series of an investment company registered under the Investment Company Act of 1940 (1940 Act) whose shares are currently sold to the public (public fund) and managed by Aeltus.


Set forth below is the historical performance of each of the comparable series of the public fund. Investors should not consider the performance data of the series of the public fund as an indication of the future performance of the Portfolios. The performance figures shown below reflect the deduction of the historical fees and expenses paid by the series of the public fund, and not those paid by the Portfolios. The results shown reflect the reinvestment of dividends and distributions, and were calculated in the same manner that will be used by the Portfolios to calculate their own performance.

The figures also do not reflect the deduction of any insurance fees or charges that are imposed by the insurance company in connection with its sale of the VA Contracts and VLI Policies. Investors should refer to the separate account prospectus describing the VA Contracts and VLI Policies for information pertaining to these insurance fees and charges. The insurance separate account fees will have a detrimental effect on the performance of the Portfolios.


The following table shows average annual total returns for the period ended March 31, 1998 for the Portfolios, the comparable series and their respective benchmark indices.



                                                                                                       1/31/94
                                                                         1 YEAR                    THROUGH 3/31/98
SMALL COMPANY                                                            -------                   ---------------
Aetna Variable Portfolios, Inc., Small Company(1)                         55.55%                           N/A
Aetna Series Fund, Inc., Aetna Small Company
 Fund (Class I)(1)                                                        55.01%                          24.41%
Russell 2000 Index                                                        42.01%                          16.93%


                                                       12/31/97                                        1/31/92
INTERNATIONAL                                       THROUGH 3/31/98*     1 YEAR          5 YEARS    THROUGH 3/31/98
                                                    ---------------      -------         --------   ---------------
Aetna Variable Portfolios, Inc., International(2)      17.14%              N/A             N/A             N/A
Aetna Series Fund, Inc., Aetna International
 Fund (Class I)(2)                                     16.97%             29.18%          17.20%          12.43%
MSCI-EAFE Index                                        14.79%             18.93%          12.24%           9.98%

                                                                                                      12/31/96
                                                                         1 YEAR                    THROUGH 3/31/98
INDEX PLUS LARGE CAP                                                     -------                   ---------------
Aetna Variable Portfolios, Inc., Index Plus
 Large Cap(3)                                                             49.02%                         40.55%
Aetna Series Fund, Inc., Aetna Index Plus
 Large Cap Fund (Class I)(3)                                              49.08%                         40.66%
S&P 500 Stock Index                                                       48.01%                         39.90%

                                                                                                       1/31/94
                                                                         1 YEAR                    THROUGH 3/31/98
GROWTH                                                                   -------                   ---------------
Aetna Variable Portfolios, Inc., Growth(4)                                59.46%                          N/A
Aetna Series Fund, Inc., Aetna Growth Fund
 (Class I)(4)                                                             46.53%                         23.43%
S&P 500 Stock Index                                                       48.01%                         24.84%

----------------
(1)Through March 31, 1998, the since inception average annual returns of Small Company, a Portfolio of Aetna Variable Portfolios, Inc., and Aetna Small Company Fund (Class I), a series of Aetna Series Fund, Inc., was 41.62% (inception December 27, 1996) and 25.18% (inception December 23, 1993), respectively.
(2)Through March 31, 1998, the since inception (not annualized) performance of International, a Portfolio of Aetna Variable Portfolios, Inc., and the average annual return of Aetna International Fund (Class I), a series of Aetna Series Fund, Inc., was 20.30% (inception December 22, 1997) and 12.44% (inception December 27, 1991), respectively.
(3)Through March 31, 1998, the since inception average annual returns of Index Plus Large Cap, a Portfolio of Aetna Variable Portfolios, Inc., and Aetna Index Plus Large Cap Fund (Class I), a series of Aetna Series Fund, Inc., was 39.87% (inception September 16, 1996) and 37.25% (inception December 10,
   1996), respectively.
(4)Through March 31, 1998, the since inception average annual returns of Growth, a Portfolio of Aetna Variable Portfolios, Inc., and Aetna Growth Fund
   (Class I), a series of Aetna Series Fund, Inc., was 41.53% (inception December 13, 1996) and 24.12% (inception December 23, 1993), respectively.
*  Not annualized.

Private Account Performance

Index Plus Large Cap, Value Opportunity, Growth, Index Plus Bond and High Yield are recently organized and do not yet have long-term performance records. However, each of those Portfolios has an investment objective, policies and strategies which are substantially similar to those employed by Aeltus with respect to certain Private Accounts. The performance of Index Plus Large Cap, Value Opportunity, Growth, Index Plus Bond and High Yield may vary from the Private Account information because the Private Accounts are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, as amended, which, if applicable, may have adversely affected the performance results of the Private Accounts.

The Private Account Performance data, shown below, was calculated in accordance with recommended standards of the Association for Investment Management and Research (AIMR). AIMR is a non-profit membership and education organization that, among other things, has formulated a set of performance presentation standards for investment advisers.

The chart below shows the Index Plus Large Cap, Value Opportunity, Growth, Index Plus Bond and High Yield Private Account Performance Data. The Private Account performance figures are time-weighted rates of return which include all income and accrued income and realized and unrealized gains or losses and reflect the deduction of investment advisory fees and other expenses actually charged to the Private Accounts. The fees and expenses charged to the Private Accounts are significantly lower than those charged to any Portfolio. Had higher expenses been charged to the Private Accounts, performance would have been lower.

Investors should not consider the performance data of these Private Accounts as an indication of the future performance of a Portfolio.

The following table shows average annual total returns for the period ended March 31, 1998 for the Portfolios, the comparable private accounts and their respective benchmark indices.


PRIVATE ACCOUNT PERFORMANCE

                                                                  5 YEARS
                                                 1 YEAR     (OR SINCE INCEPTION)
INDEX PLUS LARGE CAP COMPOSITE                  ---------   --------------------
Aetna Variable Portfolios, Inc., Index Plus
 Large Cap                                        49.02%         39.87% (09/16/96)
Index Plus Large Cap Composite                    50.40%         23.13%
S&P 500 Stock Index                               48.01%         22.40%

                                                                   5 YEARS
                                                 1 YEAR      (OR SINCE INCEPTION)
VALUE OPPORTUNITY COMPOSITE                     ---------    --------------------
Aetna Variable Portfolios, Inc., Value
 Opportunity                                      51.78%         43.32% (12/13/96)
Value Opportunity Composite                       38.46%         22.00%
S&P 500 Stock Index                               48.01%         22.40%


                                                                   5 YEARS
GROWTH COMPOSITE                                 1 YEAR      (OR SINCE INCEPTION)       10 YEARS
                                                ---------    --------------------      ----------
Aetna Variable Portfolios, Inc., Growth           59.46%         41.53% (12/13/96)       N/A
Growth Composite                                  43.40%         21.68%                 19.15%
S&P 500 Stock Index                               48.01%         22.40%                 18.94%


                                                 12/31/97
                                                  THROUGH          1 YEAR
HIGH YIELD PRIVATE ACCOUNT                       03/31/98*   (OR SINCE INCEPTION)
                                                 --------    --------------------
Aetna Variable Portfolios, Inc., High Yield        6.53%          8.13% (12/10/97)*
High Yield Account                                 5.84%         23.84%
Merrill Lynch High Yield Index                     2.78%         14.77%

                                                  12/31/97
                                                   THROUGH         1 YEAR
INDEX PLUS BOND COMPOSITE                         03/31/98*  (OR SINCE INCEPTION)       5 YEARS              10 YEARS
                                                  --------   --------------------      ---------            ----------
Aetna Variable Portfolios, Inc., Index Plus
 Bond                                              1.50%          1.81% (12/18/97)*       N/A                  N/A
Index Plus Bond Composite                          1.64%         11.57%                  6.93%                8.81%
LBAB Index                                         1.54%         11.97%                  6.94%                8.94%
* NOT ANNUALIZED.

                     MANAGEMENT OF THE VARIABLE PORTFOLIOS

Directors

Each Portfolio is managed under the supervision of the Fund's Board of Directors. The Directors set broad policies for the Fund and each of its Portfolios. Information about the Directors is found in the Statement.


Investment Adviser

Aeltus has entered into an investment advisory agreement with the Fund on behalf of each Portfolio which provides that Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies. Aeltus is a Connecticut corporation with its principal offices located at 242 Trumbull Street, Hartford, Connecticut 06103-1205. Aeltus is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is, in turn, an indirect wholly-owned subsidiary of Aetna Inc. Aeltus is registered as an investment adviser with the Commission.


Portfolio Transactions and Commissions

Subject to the supervision of the Directors, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute the Fund's portfolio transactions, subject to its duty to obtain best execution. See the Statement for more information.

Advisory Fees

Aeltus is entitled to receive a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:


Portfolio                   Advisory Fee
------------------------   -------------
  High Yield                    0.650%
  Real Estate                   0.750%
  Value Opportunity             0.600%
  Growth                        0.600%
  Mid Cap                       0.750%
  Small Company                 0.750%
  International                 0.850%
  Index Plus Large Cap          0.350%
  Index Plus Mid Cap            0.400%
  Index Plus Small Cap          0.400%
  Index Plus Bond               0.300%

Portfolio Management

The following individuals are primarily responsible for the day-to-day management of the Portfolios, as indicated below.


High Yield

Gail Bruhn, Vice President, Aeltus. Ms. Bruhn currently manages high yield securities for several private investment funds managed by Aeltus. Ms. Bruhn joined Aeltus in 1995 as High Yield Portfolio Manager after spending 12 years with CIGNA Investments.


Real Estate

Yaniv Tepper, Vice President, Aeltus. Mr. Tepper currently manages real estate securities for several investment funds managed by Aeltus. Mr. Tepper joined the Aetna organization in 1994 as an Associate in the Real Estate Investment Group. Prior thereto, Mr. Tepper consulted in the area of real estate finance.


Value Opportunity

Peter B. Canoni, Managing Director, Aeltus. Mr. Canoni has been with the Aetna organization since 1980 and has over 26 years of investment experience.


Growth

Kenneth H. Bragdon, Vice President, Aeltus, is the manager for Growth. Mr. Bragdon has been with the Aetna organization since 1978 and has 27 years of experience in the investment business.


Mid Cap

Donald Townswick, Vice President, Aeltus. Mr. Townswick currently manages small- and mid-cap stocks for several investment funds managed by Aeltus. Mr. Townswick joined the Aetna organization in July, 1994 after serving as a Vice President at INVESCO Management and Research for two years.


Small Company

Thomas J. DiBella, Vice President, Aeltus. Mr. DiBella has been with the Aetna organization since 1991 and has over 10 years of investment experience.


International

Vince Fioramonti, Vice President , Aeltus. Mr. Fioramonti currently manages international stocks and non-U.S. dollar government bonds for several investment funds managed by Aeltus. Mr. Fioramonti joined the Aetna organization in 1994 after serving as Vice President of Travelers Investment Management Company.

Index Plus Large Cap, Index Plus Small Cap and Index Plus Mid Cap

Geoffrey A. Brod, Vice President, Aeltus. Mr. Brod has over 30 years of experience in quantitative applications and has over 9 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.


Index Plus Bond

Christie Bull, Vice President, Aeltus. Ms. Bull currently manages fixed income securities for several investment funds managed by Aeltus. Ms. Bull is also the Director of Fixed Income Research for Aeltus. Ms. Bull has been with the Aetna organization since 1979.


Administrator

The Fund, on behalf of each Portfolio, has appointed Aeltus as administrator for each Portfolio. Aeltus has responsibility for certain administrative and internal accounting and reporting services, maintenance of relationships with third party service providers such as the Transfer Agent and custodians, shareholder communications, calculation of the NAV and other financial reports prepared for the Portfolios (collectively referred to as "Administrative Services").

Listed below are the fees each Portfolio pays Aeltus on an annual rate based on average daily net assets of the Fund:


 Administrative Fee              Fund Assets
--------------------   ------------------------------
         0.075%           On the first $5 billion
         0.050%        On all assets over $5 billion


As administrator, Aeltus may contract with other entities to perform certain Administrative Services.

                    REIMBURSEMENTS/FEE WAIVER ARRANGEMENTS


Aeltus has agreed to waive a portion of its fee or to reimburse the Portfolios for certain expenses so that aggregate expenses do not exceed the following percentage of each Portfolio's net assets:

                            Total Expenses After
          Fund                 Reimbursement
------------------------   ---------------------
  High Yield                        0.80%
  Real Estate                       0.95%
  Value Opportunity                 0.80%
  Growth                            0.80%
  Mid Cap                           0.95%
  Small Company                     0.95%
  International                     1.15%
  Index Plus Large Cap              0.55%
  Index Plus Mid Cap                0.60%
  Index Plus Small Cap              0.60%
  Index Plus Bond                   0.45%

These reimbursement/fee waiver arrangements are voluntary on Aeltus' part and may be modified or eliminated at any time. These reimbursement/fee waiver arrangements will increase total return.

Without these arrangements, Total Expenses for Value Opportunity, Growth, Small Company and Index Plus Large Cap would have been 1.20%, 1.24%, 1.35% and 0.58%, respectively. These expenses are estimates based on expenses incurred for the year ended December 31, 1997 restated to reflect changes in the Administrative Services agreement.

Without these arrangements, Total Expenses for High Yield, Real Estate, Mid Cap, International, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond are estimated to be 0.98%, 1.08%, 1.08%, 1.23%, 0.73%, 0.73% and 0.63%,
respectively. These Portfolios commenced operations in December 1997. These Total Expenses are estimated amounts for the current fiscal year based on expenses of comparable funds. Actual expenses may be greater or less than estimated.



                       PURCHASE AND REDEMPTION OF SHARES

Purchases and redemptions of shares may be made only by insurance companies for their separate accounts at the direction of Participants. Please refer to the documents pertaining to your contract or policy for information on how to direct investments in or redemptions from a Portfolio and any fees that may apply. Orders for the purchase or redemption of shares of each Portfolio that are received before the close of regular trading on the New York Stock Exchange
(NYSE) (normally 4 p.m. eastern time) are effected at the respective NAV per share determined that day, as described below (see "Net Asset Value"). The insurance company shall be the designee of the Fund (and thus the Portfolios) for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by the Fund, provided that the Fund receives notice of the orders by 9:30 the next day on which the NYSE is open for trading. The Fund reserves the right to suspend the offering of shares, or to reject any specific purchase order. The Fund may suspend redemptions or postpone payments when the NYSE is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Commission.


                                NET ASSET VALUE

The NAV per share of each Portfolio is determined as of the earlier of 15 minutes after the close of the NYSE or 4:15 p.m. eastern time on each day that NYSE is open for trading. Each Portfolio's NAV is computed by taking the total value of a Portfolio's securities, plus any cash or other assets (including dividends and interest accrued but not collected) and subtracting all liabilities (including accrued expenses), and dividing the total by the number of shares outstanding. Portfolio securities are valued primarily by independent pricing services, based on market quotations. Short-term debt instruments maturing in less than 60 days are valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Directors.


                              GENERAL INFORMATION


Incorporation

The Fund was incorporated under the laws of Maryland on June 4, 1996.

Capital Stock

The Fund is authorized to issue two billion shares of capital stock, par value $0.001 per share. All shares are nonassessable, transferable and redeemable. There are no preemptive rights.


Shareholder Meetings

The Fund is not required and does not intend to hold annual shareholder meetings. The Fund's Articles of Incorporation provide for meetings of shareholders to elect Directors at such times as may be determined by the Directors or as required by the 1940 Act. If requested by the holders of at least 10% of the Fund's outstanding shares, the Fund will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting.


Voting Rights

Each share of the Fund is entitled to one vote for each full share and fractional votes for fractional shares. Separate votes are taken by Portfolio only if the matter affects or requires the vote of only that Portfolio. The insurance companies holding the shares in their separate accounts will generally request voting instructions from the Participants and generally must vote the shares in proportion to the voting instructions received. Voting rights for VA Contracts and VLI Policies are discussed in the prospectus for the applicable contract or policy.



Principal Underwriter

Aetna Life Insurance and Annuity Company (Aetna) is the principal underwriter for the Fund. Aetna is a Connecticut corporation, and is a wholly-owned subsidiary of Aetna Retirement Holdings, Inc. and an indirect wholly-owned subsidiary of Aetna Inc.



Custodian


Mellon Bank, N.A., is the custodian for all Portfolios except International. Brown Brothers Harriman & Company is the custodian for International.




                                  TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for variable annuity contracts and variable life insurance policies so that the VA Contract owners and VLI Policy owners should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company separate accounts. Contract owners and policy owners should review the prospectus for their VA Contract or VLI Policy for information regarding the personal tax consequences of purchasing a contract or policy.



                                   YEAR 2000


Aetna Inc. (referred to collectively with its subsidiaries and affiliates as "Aetna Inc.") has developed and is currently executing a plan to make its computer systems and applications accommodate date-sensitive information relating to the Year 2000. The plan covers four stages including (i) inventory,
(ii) assessment, (iii) remediation and (iv) testing and certification. Aetna Inc. is currently in the assessment or remediation stages of its plan for the systems and applications related to the Fund, including those relating to Aeltus. Testing and certification of these systems is targeted for completion by mid-1999. The costs of these efforts will not affect the Fund.

Aeltus and the Fund also have relationships with broker dealers, transfer agents, custodians and other securities industry participants and service providers that are not affiliated with Aetna Inc. Aetna Inc. is currently examining its relationships with third parties as part of its Year 2000 plan. While Aeltus believes that United States securities industry participants generally are preparing their computer systems and applications to accommodate Year 2000 date-sensitive information, preparation by third parties is outside Aetna Inc.'s, Aeltus' and the Fund's control. There can be no assurance that failure of third parties to complete adequate preparations in a timely manner, and any resulting systems interruptions or other consequences, would not have an adverse effect, directly or indirectly, on the Fund, including, without limitation, its operation or the valuation of its assets.

[boxed text]
    INVESTMENT ADVISER

    Aeltus Investment Management, Inc.
    242 Trumbull Street
    Hartford, Connecticut 06103-1205


    CUSTODIAN

    Mellon Bank N.A.
    One Mellon Bank Center
    Pittsburgh, Pennsylvania 15258


    TRANSFER, DIVIDEND DISBURSING
    AND REDEMPTION AGENT

    Firstar Trust Company
    P.O. Box 701
    Milwaukee, Wisconsin 53201-0701


    INDEPENDENT AUDITORS

    KPMG Peat Marwick LLP
    CityPlace II
    Hartford, Connecticut 06103-4103
[end boxed text]





                    Aetna Life Insurance and Annuity Company

[Aetna logo]

            Statement of Additional Information Dated: May 1, 1998





                                 AETNA VARIABLE
                                PORTFOLIOS, INC.

                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962


This Statement of Additional Information (Statement) is not a prospectus and should be read in conjunction with the current prospectus for Aetna Variable Portfolios, Inc. dated May 1, 1998. A free prospectus is available upon request by writing to Aetna Variable Portfolios, Inc. at the address listed above or calling 1-800-525-4225.


                     Read the prospectus before you invest.



                               TABLE OF CONTENTS



General Information and History ...........................................     2
Additional Investment Restrictions and Policies of the Variable Portfolios      2
Description of Various Securities and Investment Techniques ...............     4
Directors and Officers ....................................................    18
Control Persons and Principal Shareholders ................................    22
The Investment Advisory Agreements ........................................    22
The Administrative Services Agreement .....................................    23
Custodian .................................................................    23
Independent Auditors ......................................................    24
Principal Underwriter .....................................................    24
Brokerage Allocation and Trading Policies .................................    24
Description of Shares .....................................................    26
Purchase and Redemption of Shares .........................................    26
Net Asset Value ...........................................................    26
Per formance Information ..................................................    26
Tax Matters ...............................................................    28
Voting Rights .............................................................    33
Financial Statements ......................................................    34

                        GENERAL INFORMATION AND HISTORY



Aetna Variable Portfolios, Inc. (Fund) was incorporated in 1996 in Maryland. The Fund is an open-end management investment company. The Fund is authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Variable Portfolios"). Aeltus Investment Management, Inc. (Aeltus) serves as the investment adviser for each of the Portfolios. The Fund currently has authorized eleven
Portfolios:

[bullet] Aetna High Yield VP (High Yield)                   [bullet] Aetna International VP (International, formerly
[bullet] Aetna Real Estate Securities VP (Real Estate)               Aetna Variable International Growth Portfolio)
[bullet] Aetna Value Opportunity VP (Value                  [bullet] Aetna Index Plus Large Cap VP (Index Plus
         Opportunity, formerly Aetna Variable Capital                Large Cap, formerly Aetna Variable Index Plus
         Appreciation Portfolio)                                     Portfolio)
[bullet] Aetna Growth VP (Growth, formerly Aetna            [bullet] Aetna Index Plus Mid Cap VP (Index Plus Mid
         Variable Growth Portfolio)                                  Cap)
[bullet] Aetna Mid Cap VP (Mid Cap)                         [bullet] Aetna Index Plus Small Cap VP (Index Plus
[bullet] Aetna Small Company VP (Small Company,                      Small Cap)
         formerly Aetna Variable Small Company              [bullet] Aetna Index Plus Bond VP (Index Plus Bond)
         Portfolio)


The investment objective and general investment policies of each Portfolio are described in the prospectus.


             ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES OF THE
                              VARIABLE PORTFOLIOS

The investment policies and restrictions of the Variable Portfolios, set forth below, are matters of fundamental policy for purposes of the Investment Company Act of 1940 (1940 Act) and therefore cannot be changed, with regard to a particular Portfolio, without the approval of a majority of the outstanding voting securities of that Portfolio as defined by the 1940 Act. This means the lesser of: (i) 67% of the shares of a Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Portfolio then outstanding are present in person or by proxy; or (ii) more than 50% of the outstanding voting securities of a Portfolio.

As a matter of fundamental policy, none of the Variable Portfolios will:

 (1) with respect to 75% of the value of a Portfolio's total assets, hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from these restrictions;

 (2) except for Real Estate, concentrate its investments in any one industry, except that a Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, finance companies will be classified as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. This limitation will not, however, apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

 (3) make loans, except that, to the extent appropriate under its investment program, a Portfolio may (a) purchase bonds, debentures or other debt securities, including short-term obligations; (b) enter into repurchase transactions; and (c) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Portfolio's total assets;

 (4) issue any senior security (as defined in the 1940 Act), except that (a) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, includ-


2 Aetna Variable Portfolios, Inc.

     ing reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (b) a Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (c) a Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (d) the purchase or sale of futures contracts or related options shall not be considered to involve the issuance of a senior security; and (e) subject to fundamental restrictions, a Portfolio may borrow money as authorized by the 1940 Act;

 (5) except for Real Estate, purchase real estate, interests in real estate or real estate limited partnership interests except that to the extent appropriate under its investment program, a Portfolio may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein;

 (6) invest in commodity contracts, except that a Portfolio may, to the extent appropriate under its investment program, purchase securities of companies engaged in such activities; may enter into transactions in financial and index futures contracts and related options; may engage in transactions on a when-issued or forward commitment basis; and may enter into forward currency contracts;

 (7) borrow money, except that (a) a Portfolio may enter into certain futures contracts or options related thereto; (b) a Portfolio may enter into commitments to purchase securities in accordance with that Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (c) for temporary or emergency purposes, a Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (d) for purposes of leveraging, a Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test; or

 (8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Portfolio, that Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Fund has also adopted certain other investment restrictions reflecting the current investment practices of the Variable Portfolios that may be changed by the Fund's Board of Directors (Directors) and without shareholder vote. Some of these restrictions are described in the prospectus. In addition, none of the Portfolios will:

 (1) make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Portfolio, as described here and in the prospectus;


 (2) except for International, invest more than 25% of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). A Portfolio will invest in securities or obligations of foreign banks only if such banks have a minimum of $5 billion in assets and a primary capital ratio of at least 4.25%;


 (3) invest in companies for the purpose of exercising control or management;

 (4) purchase the securities of any other investment company, except as permitted under the 1940 Act or by Order of the Commission;


                                               Aetna Variable Portfolios, Inc. 3

 (5) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;


 (6) except for High Yield, invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap, and Index Plus Bond) of the total value of its assets in high-yield bonds (securities rated BB/Ba or lower by Standard & Poor's Corporation (S&P)) or Moody's Investors Service, Inc., (Moody's) or, if unrated, considered by Aeltus to be of comparable quality). International will not purchase high-yield bonds;


 (7) invest more than 15% of its total assets in illiquid securities (10% in the case of Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap, and Index Plus Bond). Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A or securities offered pursuant to
     Section 4(2) of the 1933 Act, as amended, shall not be deemed illiquid solely by reason of being unregistered. Aeltus shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors; or


 (8) except for Index Plus Large Cap, Index Plus Mid Cap, Index Plus Small Cap and Index Plus Bond invest in securities issued by any entity listed in the Wall Street Journal's Quarterly "Corporate Performance Report" under the heading "Consumer, Noncyclical-Tobacco," or are otherwise determined by Aeltus to be primarily involved in the production or distribution of tobacco products.


Where a Portfolio's investment objective or policies restrict it to a specified percentage of its total assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time of purchase, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment, or any other change.


          DESCRIPTION OF VARIOUS SECURITIES AND INVESTMENT TECHNIQUES

Options, Futures and Other Derivative Instruments

Each Portfolio may use derivative instruments as described below and in the prospectus under "Investment Techniques." The following provides additional information about these instruments.

Futures Contracts--Each Portfolio may enter into futures contracts as described in the prospectus but subject to restrictions described below under "Restrictions on the Use of Futures and Related Option Contracts." A Portfolio may enter into futures contracts or options thereon, which are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the United States are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (the "CFTC").


A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific commodity, financial instrument(s) or a specific stock market index for a specified price at a designated date, time, and place. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments or commodities, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assur-


4 Aetna Variable Portfolios, Inc.

ance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.


The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equities prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends.

Most United States futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and, as noted, temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Portfolio may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

"Margin" is the amount of funds that must be deposited by a Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Portfolio's futures contracts. A margin deposit is intended to assure the Portfolios' performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.


If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to a Portfolio. These daily payments to and from a Portfolio are called variation margin. At times of extreme price volatility intra-day variation margin payments may be required. In computing daily net asset values, each Portfolio will mark to market the current value of its open futures contracts. Each Portfolio expects to earn interest income on its initial margin deposits.

When a Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will maintain in a segregated account held by the custodian, cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

Because of the low margin deposits required, futures trading involves an extremely high degree of leverage. As a result, small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Portfolio relative to the size of the margin commitment. For example, if at the time


                                               Aetna Variable Portfolios, Inc. 5
of purchase 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit before any deduction for the transaction costs, if the contract were then closed out. A 15% decrease in the value of the futures contract would result in a loss equal to 150% of the original margin deposit, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

A Portfolio can enter into options on futures contracts. See "Call and Put Options" below. The risk involved in writing options on futures contracts or market indices is that there could be an increase in the market value of such contracts or indices. If that occurred, the option would be exercised and the Portfolio involved would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Portfolios' obligation might be more or less than the premium received when it originally wrote the option. Further, the Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

Call and Put Options--Each Portfolio may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the prospectus, subject to the restrictions described in this section and under "Restrictions on the Use of Futures and Related Option Contracts." Calls on securities may be written only if covered. A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

No Portfolio may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. The Portfolios are subject to the following restriction: each Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened. No Portfolio will write a call option on a security unless the call is "covered," i.e., it already owns the underlying security. Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the put or call remains outstanding. The Portfolios will not write call options on when-issued securities. The Portfolios are subject to the following restriction: no Portfolio may have call options outstanding at any one time on more than 30% of its total assets.

So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction. To secure the writer's obligation to deliver the underlying security, a writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the clearing corporations and of the exchanges.


When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.


A call option sold by a Portfolio is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of other securities held in its portfolio. A call option is considered offset, and thus


6 Aetna Variable Portfolios, Inc.

held in accordance with regulatory requirements, if a Portfolio holds a call on the same security and in the same principal amount as the call sold when the exercise price of the call held (a) is equal to or less than the exercise price of the call sold or (b) is greater than the exercise price of the call sold if the difference is maintained by the Portfolio in liquid securities in a segregated account.

The Portfolios may purchase and write call options on indices as well as on any individual security, as described below. The Portfolios will use these techniques primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index, particularly if Aeltus considers these instruments to be undervalued relative to the prices of particular securities or of the securities that comprise that index.


An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the "multiplier"). The Portfolios may, in particular, purchase call options on an index (or a particular security) to protect against increases in the price of securities underlying that index (or individual securities) that the Portfolio(s) intends to purchase pending its ability to invest in such securities in an orderly manner.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.


If a put option is sold by a Portfolio, the Portfolio will maintain cash and/or liquid securities with a value equal to the exercise price in a segregated account or else will hold a put on the same security and in the same principal amount as the put sold where the exercise price of the put held is less than the exercise price of the put sold if the Portfolio maintains in a segregated account, liquid securities with an aggregate value equal to the difference. The writer of a put therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets. A Portfolio may write put options on debt securities or futures, only if such puts are covered by segregated liquid assets. A Portfolio will not write a put if it will require more than 50% of the Portfolio's net assets to be segregated to cover the put obligation.


In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. Writing a put covered by segregated liquid assets equal to the exercise of the put has the same economic effect as writing a covered call option. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price; however, if the put is exercised, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.


A Portfolio may purchase put options when Aeltus believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.



                                               Aetna Variable Portfolios, Inc. 7

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect a closing transaction at a favorable price. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. Such brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

The exercise price of an option may be below, equal to, or above the current market value of the underlying security at the time the option is written. From time to time, a Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assignment, rather than delivering such security. In such cases additional brokerage commissions will be incurred.

A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the call option; however, any loss so incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different option. Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio. Any profits from writing covered call options are considered short-term gain for federal income tax purposes and, when distributed by a Portfolio, are taxable as ordinary income.

Foreign Futures Contracts and Foreign Options--The Portfolios may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (the "NFA") nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors which trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same pro-


8 Aetna Variable Portfolios, Inc.

tections as funds received for transactions on United States futures exchanges. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies--Each Portfolio may write and purchase calls on foreign currencies. A Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In the event of rate fluctuations adverse to a Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Portfolio is covered if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by a Portfolio on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Portfolio collateralizes the position by maintaining in a segregated account, cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

Forward Exchange Contracts--Each Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a "transaction hedge"); or to lock in the value of an existing portfolio security (a "position hedge"); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. There is a risk that use of forward exchange contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Portfolio may also enter into a forward exchange contract to sell a foreign currency which differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment. This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Each Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.


                                               Aetna Variable Portfolios, Inc. 9

There is no limitation as to the percentage of a Portfolio's assets that may be committed to forward exchange contracts. The Portfolios will not enter into a "cross hedge," unless it is denominated in a currency or currencies that Aeltus believes will have price movements that tend to correlate closely with the currency in which the investment being hedged is denominated.


The Fund's custodian will segregate cash and/or liquid securities of a Portfolio having a value equal to the aggregate amount of that Portfolio's commitments under forward contracts entered into with respect to position hedges and cross hedges. If the value of the securities segregated declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, a Portfolio may purchase a call option permitting the Portfolios to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price, or a Portfolio may purchase a put option permitting the Portfolio to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.


The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, a Portfolio must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.


10 Aetna Variable Portfolios, Inc.

Restrictions on the Use of Futures and Related Option Contracts--A Portfolio may purchase and sell futures contracts and related options under the following conditions: at the time of entering into a contract (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Portfolio's total assets at market value; and (b) no more than 5% of the assets shall be committed to margin deposits in relation to futures contracts. CFTC regulations require that to prevent a Portfolio from being a commodity pool the Portfolios enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Interest Rate Swap Transactions--Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by a Portfolio under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, a Portfolio's loss will consist of the net amount of contractual interest payments that a Portfolio has not yet received. Aeltus will monitor the creditworthiness of counterparties to a Portfolio's interest rate swap transactions on an ongoing basis. A Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Additional Risk Factors in Using Derivatives--In addition to any risk factors which may be described elsewhere in this section, or in the prospectus, the following sets forth certain information regarding the potential risks associated with a Portfolio's transactions in derivatives.

Risk of Imperfect Correlation--A Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Portfolio might not be successful and the Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Portfolio's overall return could be less than if the hedging transactions had not been undertaken. Stock index futures or options based on a narrower index of securities may present greater risk than options or futures based on a broad market index, as a narrower index is more susceptible to rapid and extreme fluctuations resulting from changes in the value of a small number of securities. The Portfolio would, however, effect transactions in such futures or options only for hedging purposes (or to close out open positions).


                                              Aetna Variable Portfolios, Inc. 11

The trading of futures and options on indices involves the additional risk of imperfect correlation between movements in the futures or option price and the value of the underlying index. The anticipated spread between the prices may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the futures and options market. The purchase of an option on a futures contract also involves the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or termination date of the option approaches. The risk incurred in purchasing an option on a futures contract is limited to the amount of the premium plus related transaction costs, although it may be necessary under certain circumstances to exercise the option and enter into the underlying futures contract in order to realize a profit. Under certain extreme market conditions, it is possible that a Portfolio will not be able to establish hedging positions, or that any hedging strategy adopted will be insufficient to completely protect the Portfolio.


Each Portfolio will purchase or sell futures contracts or options for hedging purposes only if, in Aeltus' judgment, there is expected to be a sufficient degree of correlation between movements in the value of such instruments and changes in the value of the relevant portion of the assets being hedged for the hedge to be effective. There can be no assurance that Aeltus' judgment will be accurate.


Potential Lack of a Liquid Secondary Market--The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. This could require a Portfolio to post additional cash or cash equivalents as the value of the position fluctuates. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures or options market may be lacking. Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Portfolio, which could require the Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

The liquidity of a secondary market in a futures contract or an option on a futures contract may be adversely affected by "daily price fluctuation limits" established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements--Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' judgment concerning the general direction of interest rates is incorrect, a Portfolio's overall performance may be poorer than if it had not entered into any such contract. For example, if a Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease


12 Aetna Variable Portfolios, Inc.

instead, the Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.


Trading and Position Limits--Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Fund does not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Portfolios.


Repurchase Agreements

Each Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards established by the Directors. A repurchase agreement allows a Portfolio to determine the yield during the Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Portfolio. In that event, a Portfolio may incur
(a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Portfolio's ability to liquidate the collateral may be delayed or limited. Under the 1940 Act, repurchase agreements are considered loans by a Portfolio. Repurchase agreements maturing in more than seven days will not exceed 15 percent of the total assets of a Portfolio.

Variable Rate Demand Instruments

Variable rate demand instruments (including floating rate instruments) held by a Portfolio may have maturities of more than one year, provided: (i) the Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities that are subject to the Portfolio's policies and restrictions on illiquid securities.

Foreign Securities

Investments in foreign securities, including futures and options contracts, offer potential benefits not available solely through investment in securities of domestic issuers. Foreign securities offer the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the United States, or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that may not move in a manner parallel to U.S. markets. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign gov-


                                              Aetna Variable Portfolios, Inc. 13
ernmental laws or restrictions. Since the Variable Portfolios may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the United States. The Fund might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

Currently, direct investment in equity securities in China and Taiwan is restricted, and investments may be made only through a limited number of approved vehicles. At present this includes investment in listed and unlisted investment companies, subject to limitations under the 1940 Act. Investment in these closed-end funds may involve the payment of additional premiums to acquire shares in the open-market and the yield of these securities will be reduced by the operating expenses of such companies. In addition, an investor should recognize that he will bear not only his proportionate share of the expenses of the Portfolio, but also indirectly bear similar expenses of the underlying closed-end fund. Also, as a result of a Portfolio's policy of investing in closed-end mutual funds, investors in the Portfolio may receive taxable capital gains distributions to a greater extent than if he or she had invested directly in the underlying closed-end fund.

Dividend and interest income from foreign securities may generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by a Portfolio or its investors.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange (typically Luxembourg) as well as in the United States; and (c) Global Depositary Receipts (GDRS), which are similar to EDRS although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts are considered foreign securities for purposes of a Portfolio's investment limitation concerning investment in foreign securities.

Mortgage-Related Debt Securities

Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the United States, the securities and guarantees of which are backed by the full faith and credit of the United States. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the United States with Presidentially-appointed board members. The obligations of FNMA and FHLMC are not explicitly guaranteed by the full faith and credit of the federal government.


14 Aetna Variable Portfolios, Inc.

Pass-through, mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Portfolio might be converted to cash, and the Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.


As noted in the prospectus, the Variable Portfolios may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs).

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no prepayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Both CMOs and REMICs are issued by private entities. Their securities are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. The underlying mortgages may be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC. Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features.


Asset-Backed Securities

Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, or credit card receivables. The payments from the collateral are passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

Asset-backed securities may be subject to the type of prepayment risk discussed above due to the possibility that prepayments on the underlying assets will alter the cash flow. Faster prepayments will shorten the security's average life and slower prepayments will lengthen it.


                                              Aetna Variable Portfolios, Inc. 15

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.

High-Yield Bonds

Each Portfolio (except International) may invest in high-yield bonds, which are fixed income securities that offer a current yield above that generally available on higher quality debt securities. These securities are regarded as speculative and generally involve more risk of loss of principal and income than higher-rated securities. Also their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in a Portfolio's net asset value. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Portfolio's objectives, Aeltus seeks to identify situations in which the rating agencies have not fully perceived the value of the security or in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

The yields earned on high-yield bonds generally are higher than those of higher quality securities with the same maturities because of the additional risks associated with them. These risks include:

 (1) Sensitivity to Interest Rate and Economic Changes. High-yield bonds are more sensitive to adverse economic changes or individual corporate developments but less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds because the prices of high-yield bonds tend not to rise as much as the prices of those other bonds. Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. Holders of these securities could also be at greater risk because these securities are generally unsecured and subordinated to senior debt holders and secured creditors. If the issuer of a high-yield bond owned by a Portfolio defaults, the Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and a Portfolio's net asset value. Furthermore, in the case of high-yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

 (2) Payment Expectations. High-yield bonds, like other debt instruments, present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Portfolio may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. Also, the value of these securities may decrease in a rising interest rate market. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment grade bonds.

 (3) Liquidity and Valuation Risks. Some high-yield bonds are traded among a small number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.


16 Aetna Variable Portfolios, Inc.

 (4) Limitations of Credit Ratings. The credit ratings assigned to, high-yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Portfolio's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.

 (5) Legislation. Legislation may have a negative impact on the market for high-yield bonds, such as legislation requiring federally insured savings and loan associations to divest themselves of their investments in these securities.

Zero Coupon and Pay-in-Kind Securities

The Variable Portfolios may invest in zero coupon securities and pay-in-kind securities. In addition, the Portfolios may invest in STRIPS (Separate Trading of Registered Interest and Principal of Securities). Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. The market prices of zero coupon, STRIPS and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower-rated debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Portfolio may realize no return on its investment, because these securities do not pay cash interest.

Convertibles

A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Warrants

Warrants allow the holder to subscribe for new shares in the issuing company within a specified time period, according to a predetermined formula governing the number of shares per warrant and the price to be paid for those shares. Warrants may be issued separately or in association with a new issue of bonds, preferred stock, common stock or other securities.

Covered warrants allow the holder to purchase existing shares in the issuing company, or in a company associated with the issuer, or in a company in which the issuer has or may have a share stake which covers all or part of the warrants' subscription rights.

When-Issued or Delayed-Delivery Securities
During any period that a Portfolio has outstanding a commitment to purchase securities on a when-issued or delayed-delivery basis, that Portfolio will maintain a segregated account consisting of liquid securities. To the extent that the market value of securities held in this segregated account falls below the amount that the Portfolio will be required to pay on settlement, additional assets may be required to be added


                                              Aetna Variable Portfolios, Inc. 17
to the segregated account. Such segregated accounts could affect the Portfolio's liquidity and ability to manage its portfolio. When a Portfolio engages in when-issued or delayed-delivery transactions, it is effectively relying on the seller of such securities to consummate the trade; failure of the seller to do so may result in the Portfolio's incurring a loss or missing an opportunity to invest securities held in the segregated account more advantageously. A Portfolio will not pay for securities purchased on a when-issued or delayed-delivery basis, or start earning interest on such securities, until the securities are actually received. However, any security so purchased will be recorded as an asset of the purchasing Portfolio at the time the commitment is made. Because the market value of securities purchased on a when-issued or delayed-delivery basis may increase or decrease prior to settlement as a result of changes in interest rates or other factors, such securities will be subject to changes in market value prior to settlement and a loss may be incurred if the value of the security to be purchased declines prior to settlement.

Portfolio Turnover


For the years ended December 31, 1996 and December 31, 1997, the portfolio turnover rates were as follows:


                                                    1996          1997       Commencement Date
-----------------------------------------------------------------------------------------------
  High Yield                                      N/A             69.39%         12/10/97
  Real Estate                                     N/A              0.00%         12/15/97
  Value Opportunity (Formerly Capital
   Appreciation)                                 0.00%           187.84%         12/13/96
  Growth                                         1.97%           207.41%         12/13/96
  Mid Cap                                         N/A              0.95%         12/17/97
  Small Company                                  0.00%           180.25%         12/27/96
  International                                   N/A              0.71%         12/22/97
  Index Plus Large Cap (Formerly Index Plus)     5.18%            76.83%         09/16/96
  Index Plus Mid Cap                              N/A              0.00%         12/16/97
  Index Plus Small Cap                            N/A              0.00%         12/19/97
  Index Plus Bond                                 N/A              0.00%         12/18/97
-----------------------------------------------------------------------------------------------


                            DIRECTORS AND OFFICERS



The investments and administration of the Fund are under the supervision of the Directors. The Directors and executive officers of the Fund and their principal occupations for the past five years are listed below. Those Directors who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). All Directors and officers hold similar positions with certain other investment companies in the same Fund Complex. The Fund Complex presently consists of Aetna Series Fund, Inc., Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Investment Advisers Fund, Inc., Aetna GET Fund (Series B and Series C), Aetna Generation Portfolios, Inc., Aetna Variable Portfolios, Inc. and Portfolio Partners, Inc.



18 Aetna Variable Portfolios, Inc.

------------------------------------------------------------------------------------------------------------
                                                       Principal Occupation During Past Five
                                                          Years (and Positions held with
                             Position(s) Held             Affiliated Persons or Principal
  Name, Address and Age       with Each Fund                 Underwriters of the Fund)
------------------------------------------------------------------------------------------------------------
  J. Scott Fox*             Director and         Director, Managing Director, Chief Operating
  242 Trumbull Street       President            Officer, Chief Financial Officer, Aeltus
  Hartford, Connecticut                          Investment Management, Inc. (Aeltus),
  Age 42                                         October 1997 to present; Vice President,
                                                 Aetna Retirement Services, Inc., April 1997 to
                                                 present; Director and Senior Vice President,
                                                 Aetna Retirement Holdings, Inc., April 1997 to
                                                 February 1998; Director and President, Aetna
                                                 Life Assignment Company, September 1997
                                                 to present; Director and Senior Vice
                                                 President, Aetna Life Insurance and Annuity
                                                 Company, March 1997 to February 1998;
                                                 Director, Managing Director, Chief Operating
                                                 Officer, Chief Financial Officer and Treasurer,
                                                 Aeltus, April 1994 to March 1997; Managing
                                                 Director and Treasurer, Equitable Capital
                                                 Management Corp., March 1987 to
                                                 September 1993; Director, Aeltus Capital,
                                                 Inc., March 1996 to July 1997; Managing
                                                 Director, Chief Financial Officer, Aeltus
                                                 Capital, Inc., March 1996 to April 1997;
                                                 Director, Aeltus Trust Company, Inc., May
                                                 1996 to July 1997; Managing Director, Chief
                                                 Operating Officer, Chief Financial Officer and
                                                 Treasurer, Aeltus Trust Company, Inc., May
                                                 1996 to April 1997; Director and President,
                                                 Aetna Investment Management (Bermuda)
                                                 Holding, Ltd., May 1996 to October 1997.
------------------------------------------------------------------------------------------------------------
  Wayne F. Baltzer          Vice President       Assistant Vice President, Aetna Life
  242 Trumbull Street                            Insurance and Annuity Company, May 1991
  Hartford, Connecticut                          to present; Vice President, Aetna Investment
  Age 54                                         Services, Inc., July 1993 to present.
------------------------------------------------------------------------------------------------------------
  Amy R. Doberman           Secretary            Counsel, Aetna Life Insurance and Annuity
  151 Farmington Avenue                          Company, December 1996 to present;
  Hartford, Connecticut                          Attorney, Securities and Exchange
  Age 36                                         Commission, March 1990 to November 1996.
------------------------------------------------------------------------------------------------------------
  Maria T. Fighetti         Director             Manager/Attorney, Health Services, New
  325 Piermont Road                              York City Department of Mental Health,
  Closter, New Jersey                            Mental Retardation and Alcohol Services,
  Age 54                                         1973 to present.
------------------------------------------------------------------------------------------------------------


                                              Aetna Variable Portfolios, Inc. 19

------------------------------------------------------------------------------------------------------------
                                                      Principal Occupation During Past Five
                                                         Years (and Positions held with
                             Position(s) Held            Affiliated Persons or Principal
Name, Address and Age         with Each Fund                Underwriters of the Fund)
------------------------------------------------------------------------------------------------------------
  David L. Grove            Director,            Private Investor; Economic/Financial
  5 The Knoll               Chairperson          Consultant, December 1985 to present.
  Armonk, New York          Contract
  Age 79                    Committee
                            Director
------------------------------------------------------------------------------------------------------------
  John Y. Kim*                                   Director, President, Chief Executive Officer,
  242 Trumbull Street                            Chief Investment Officer, Aeltus Investment
  Hartford, Connecticut                          Management, Inc., December 1995 to
  Age 37                                         present; Director, Aetna Life Insurance and
                                                 Annuity Company, February 1995 to present;
                                                 Senior Vice President, Aetna Life Insurance
                                                 and Annuity Company, September 1994 to
                                                 present.
------------------------------------------------------------------------------------------------------------
  Sidney Koch               Director             Financial Adviser, self-employed, January
  455 East 86th Street                           1993 to present.
  New York, New York
  Age 62
------------------------------------------------------------------------------------------------------------
  Frank Litwin              Vice President       Managing Director, Aeltus Investment
  242 Trumbull Street                            Management, Inc., August 1997 to present;
  Hartford, Connecticut                          Vice President, Fidelity Investments
  Age 48                                         Institutional Services Company, April 1992 to
                                                 August 1997.
------------------------------------------------------------------------------------------------------------
  Shaun P. Mathews*         Director             Vice President/Senior Vice President, Aetna
  151 Farmington Avenue                          Life Insurance and Annuity Company, March
  Hartford, Connecticut                          1991 to present; Vice President, Aetna Life
  Age 42                                         Insurance Company, 1991 to present;
                                                 Director and Senior Vice President, Aetna
                                                 Investment Services, Inc., July 1993 to
                                                 present; Director and Senior Vice President,
                                                 Aetna Insurance Company of America,
                                                 September 1992 to present.
------------------------------------------------------------------------------------------------------------
  Corine T. Norgaard        Director             Dean of the Barney School of Business,
  556 Wormwood Hill                              University of Hartford (West Hartford, CT),
  Mansfield Center,                              August 1996 to present; Professor,
  Connecticut                                    Accounting and Dean of the School of
  Age 60                                         Management, Binghamton University
                                                 (Binghamton, NY), August 1993 to August
                                                 1996; Professor, Accounting, University of
                                                 Connecticut (Storrs, CT), September 1969 to
                                                 June 1993; Director, The Advest Group
                                                 (holding company for brokerage firm) through
                                                 September 1996.
------------------------------------------------------------------------------------------------------------


20 Aetna Variable Portfolios, Inc.

------------------------------------------------------------------------------------------------------------
                                                     Principal Occupation During Past Five
                                                        Years (and Positions held with
                             Position(s) Held           Affiliated Persons or Principal
Name, Address and Age         with Each Fund               Underwriters of the Fund)
------------------------------------------------------------------------------------------------------------
  Richard G. Scheide        Director,            Trust and Private Banking Consultant, David
  11 Lily Street            Chairperson          Ross Palmer Consultants, July 1991 to
  Nantucket,                Audit Committee      present.
  Massachusetts
  Age 68
------------------------------------------------------------------------------------------------------------
  Stephanie A. Taylor       Vice President,      Vice President Mutual Fund Accounting,
  242 Trumbull Street       Treasurer            Aeltus Investment Management, Inc.,
  Hartford, Connecticut     and Chief            November 1995 to present; Director Mutual
  Age 44                    Financial            Fund Accounting, Aetna Life Insurance and
                            Officer              Annuity Company, August 1994 to November
                                                 1995; Assistant Vice President, Investors
                                                 Bank & Trust, January 1993 to August 1994.
------------------------------------------------------------------------------------------------------------

During the period ended December 31, 1997, members of the Board of Directors who are also directors, officers or employees of Aetna Inc. and its affiliates were not entitled to any compensation from the Fund. As of December 31, 1997, the unaffiliated members of the Board of Directors received compensation in the amounts included in the following table. None of these Directors were entitled to receive pension or retirement benefits.


----------------------------------------------------------------------------
                                               Total Compensation from the
    Name of Person,      Aggregate Compensa-      Fund and Fund Complex
        Position          tion from the Fund        Paid to Directors
----------------------------------------------------------------------------
 Corine Norgaard               $634                    $55,500
 Director
----------------------------------------------------------------------------
 Sidney Koch                   $640                    $56,000
 Director
----------------------------------------------------------------------------
 Maria T. Fighetti             $634                    $55,500
 Director
----------------------------------------------------------------------------
 Richard G. Scheide            $697                    $61,000
 Director, Chairperson
 Audit Committee
----------------------------------------------------------------------------
 David L. Grove                $657*                   $57,500*
 Director, Chairperson
 Contract Committee
----------------------------------------------------------------------------

*Mr. Grove elected to defer all such compensation under an existing deferred compensation plan.


                                              Aetna Variable Portfolios, Inc. 21

The Fund has obtained an order from the Securities and Exchange Commission (Commission) which allows the members of the Board of Directors who are not affiliated with Aetna Inc. or any of its subsidiaries to defer all or a portion of their compensation in accordance with the terms of a new Deferred Compensation Plan (the "Plan"). Under the Plan, compensation deferred by an unaffiliated Director is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more series of Aetna Series Fund, Inc. designated by the Director. The amount paid to the unaffiliated Director under the Plan will be based upon the performance of such investments. Deferral of compensation in accordance with the Plan will have a negligible effect on the assets, liabilities and net income per share of any Portfolio and will not obligate the Fund to retain the services of any Director or to pay any particular level of compensation to any Director.



                  CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Shares of the Variable Portfolios may be owned by insurance companies as depositors of separate accounts which are used to fund variable annuity contracts (VA Contracts) and variable life insurance policies (VLI Policies). All shares are currently held by separate accounts of Aetna Life Insurance and Annuity Company (Aetna) and its subsidiary, Aetna Insurance Company of America, Inc., on behalf of their respective separate accounts. See "Voting Rights" below.


Aetna is an indirect wholly-owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly-owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.


                      THE INVESTMENT ADVISORY AGREEMENTS


The Fund, on behalf of each Portfolio, has entered into investment advisory agreements (Advisory Agreements) appointing Aeltus as the Investment Adviser of each Portfolio. These Advisory Agreements were approved by the Directors on December 10, 1997, and replace investment advisory agreements with Aetna. Each Advisory Agreement will be effective through December 31, 1998. The Advisory Agreements will remain in effect thereafter if approved at least annually by a majority of the Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the 1940 Act (Independent Directors), at a meeting called for that purpose, and held in person. Each Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by the Directors or by a majority vote of the outstanding voting securities of that Portfolio, or by Aeltus. The Advisory Agreements terminate automatically in the event of assignment. Under the Advisory Agreements and subject to the supervision of the Directors of the Fund, Aeltus has responsibility for supervising all aspects of the operations of each Portfolio including the selection, purchase and sale of securities on behalf of each Portfolio. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser.


The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Directors of the Fund and each Portfolio is responsible for payment of all other of its costs.


For the services under the Advisory Agreements, Aeltus will receive an annual fee, payable monthly, as described in the Prospectus.


The service mark of the Variable Portfolios and the name "Aetna" have been adopted by the Fund with the permission of Aetna Services, Inc. and their continued use is subject to the right of Aetna Services, Inc. to withdraw this permission in the event Aeltus or another subsidiary or affiliated corporation of Aetna Services, Inc. should not be the investment adviser of the Variable Portfolios.


Prior to the date of this Statement, Aetna served as investment adviser to the Portfolios. For the years ended December 31, 1996 and December 31, 1997, Aetna received the following amounts in advisory fees from each Portfolio:



22 Aetna Variable Portfolios, Inc.

-----------------------------------------------------------------------------
                                 1996            1997       Commencement Date
-----------------------------------------------------------------------------
  High Yield                       N/A           4,133          12/10/97
  Real Estate                      N/A           1,869          12/15/97
  Value Opportunity              1,455          38,520          12/13/96
  Growth                         1,449          36,432          12/13/96
  Mid Cap                          N/A           1,627          12/17/97
  Small Company                    322          52,841          12/27/96
  International                    N/A           3,178          12/22/97
  Index Plus Large Cap          15,479         235,280          09/16/96
  Index Plus Mid Cap               N/A           1,396          12/16/97
  Index Plus Small Cap             N/A           1,159          12/19/97
  Index Plus Bond                  N/A           1,854          12/18/97
-----------------------------------------------------------------------------

                     THE ADMINISTRATIVE SERVICES AGREEMENT

Pursuant to an Administrative Services Agreement, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating net asset values; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Directors.


For its services, each Portfolio pays Aeltus an annual fee, payable monthly, as described in the prospectus.


The Administrative Services Agreement will remain in effect until December 31, 1998. It will remain in effect from year-to-year thereafter if approved annually by a majority of the Directors. It may be terminated by either party on sixty (60) days' written notice.


Prior to the date of this Statement, ALIAC acted as Administrator. For the years ended December 31, 1996, and December 31, 1997, ALIAC received the following administrative fees from the Fund:


----------------------------------------------------------------------------
                                 1996           1997       Commencement Date
----------------------------------------------------------------------------
  High Yield                      N/A             954          12/10/97
  Real Estate                     N/A             498          12/15/97
  Value Opportunity               364           9,630          12/13/96
  Growth                          362           9,108          12/13/96
  Mid Cap                         N/A             434          12/17/97
  Small Company                    64          10,568          12/27/96
  International                   N/A           1,122          12/22/97
  Index Plus Large Cap          6,634         100,834          09/16/96
  Index Plus Mid Cap              N/A             698          12/16/97
  Index Plus Small Cap            N/A             579          12/19/97
  Index Plus Bond                 N/A             927          12/18/97
----------------------------------------------------------------------------

                                   CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania 15258 serves as custodian for the assets of all Portfolios except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts 02109 serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Portfolio or in deciding which securities are purchased



                                              Aetna Variable Portfolios, Inc. 23
or sold by a Portfolio. A Portfolio, however, may invest in obligations of the custodian and may purchase or sell securities from or to the custodian.



Regarding portfolio securities which are purchased and held outside the United States, Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into subcustodian agreements (which are designed to comply with Rule 17f-5 under the 1940 Act) with several foreign banks or clearing agencies.


                             INDEPENDENT AUDITORS


KPMG Peat Marwick LLP, Hartford, Connecticut 06103-4103 serves as independent auditors to the Variable Portfolios. KPMG Peat Marwick LLP provides audit services, assistance and consultation in connection with Commission filings.


                             PRINCIPAL UNDERWRITER


Shares of the Variable Portfolios are offered on a continuous basis. Aetna has agreed to use its best efforts to distribute the shares as the principal underwriter of the Portfolios pursuant to an Underwriting Agreement between it and the Fund. The Agreement was originally approved on June 18, 1996 and is scheduled to continue through December 31, 1998. The Underwriting Agreement may be continued from year to year if approved annually by the Directors or by a vote of holders of a majority of each Variable Portfolio's shares, and by a vote of a majority of the Directors who are not "interested persons," as that term is defined in the 1940 Act, of Aetna, and who are not interested persons of the Fund, appearing in person at a meeting called for the purpose of approving such Agreement. This Agreement terminates automatically upon assignment, and may be terminated at any time on sixty (60) days' written notice by the Directors or Aetna or by vote of holders of a majority of a Variable Portfolio's shares without the payment of any penalty.


                   BROKERAGE ALLOCATION AND TRADING POLICIES



Subject to the supervision of the Directors, Aeltus has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution; the relative priority given to these factors will depend on all of the circumstances regarding a specific trade.


Aeltus receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Fund. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Portfolios and other investment companies, services related to the execution of trades in a Portfolio's securities and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Portfolio personnel with respect to computerized systems and data furnished to the Portfolios as a component of other research services. Aeltus considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader



24 Aetna Variable Portfolios, Inc.

believes that more than one broker can provide best execution, preference may be given to brokers who provide additional services to Aeltus.

Research services furnished by brokers through whom the Fund effects securities transactions may be used by Aeltus in servicing all of its accounts; not all such services will be used by Aeltus to benefit the Fund.

Consistent with Federal law, Aeltus may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. Aeltus' judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' opinion as to which services and which means of payment are in the long-term best interests of the Portfolios.

The Portfolios have not effected and have no present intention of effecting any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Fund. If Aeltus effects brokerage transactions through any affiliated person of the Fund or with any affiliated person of such person in the future, all such transactions will comply with Rule 17e-1 under the 1940 Act.

Aeltus acts as investment adviser to other investment companies registered under the 1940 Act. The Directors and Aeltus have adopted policies designed to prevent disadvantaging the Portfolios in placing orders for the purchase and sale of securities.

A Portfolio and another advisory client of Aeltus or Aeltus itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Portfolio, the relative size of Portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.

For the year ended December 31, 1996 and 1997, the Fund paid brokerage commissions as follows:


                                      Total Commissions Paid:
------------------------------------------------------------------
                                     1997              1996
------------------------------------------------------------------
         Real Estate                $ 7,806              N/A
         Value Opportunity           21,014          $ 2,562
         Growth                      18,822            3,292
         Mid Cap                      3,390              N/A
         Small Company               49,510                0
         Index Plus Large Cap       107,388           11,234
         Index Plus Mid Cap           9,197              N/A
         Index Plus Small Cap        20,614              N/A

For the fiscal year ended December 31, 1997, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services provided:


         --------------------------------
         Real Estate              $   426
         Value Opportunity          2,790
         Growth                     4,378
         Small Company                696
         Index Plus Large Cap      43,464
         --------------------------------


                                              Aetna Variable Portfolios, Inc. 25

The Fund is subject to a Code of Ethics, approved by the Directors, governing personal trading by persons who manage, or who have access to trading activity by, a Portfolio. The Code allows personal trades to be made in securities that may be held by a Portfolio; however, it prohibits a person from taking advantage of Portfolio trades or from acting on inside information. Aeltus also has adopted a Code of Ethics which the Directors review annually.



                             DESCRIPTION OF SHARES

The Articles of Incorporation authorize the Fund to issue two billion shares of common stock with a par value of $.001 per share. The shares are nonassessable, transferable, redeemable and do not have pre-emptive rights or cumulative voting rights. The shares may be issued as whole or fractional shares and are uncertificated.

The shares may be issued in series or portfolios having separate assets and separate investment objectives and policies. Upon liquidation of a portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. Shares, when issued, will be fully paid and nonassessable.


                       PURCHASE AND REDEMPTION OF SHARES

Shares of a Portfolio are purchased and redeemed at the net asset value next determined after receipt of a purchase or redemption order in acceptable form as described in the prospectus under "Purchase and Redemption of Shares" and "Net Asset Value."


The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made by the Fund within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by Aetna.



                                NET ASSET VALUE


Securities of the Variable Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the mean of the last bid and asked price if current market quotations are not readily available. Short-term debt securities which have a maturity date of more than sixty days will be valued at the mean of the last bid and asked price obtained from principal market makers. Short-term debt securities maturing in sixty days or less at the date of purchase will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Long-term debt securities (other than high-yield bonds) are valued at the mean of the last bid and asked price of such securities obtained from a broker who is a market-maker in the securities or a service providing quotations based upon the assessment of market-makers in those securities. High-yield bonds are valued at the last bid price of such securities obtained from a broker.

Call options and put options are valued at the mean of the last bid and asked price on the principal exchange where the option is traded. Stock index futures contracts and interest rate futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded.



                            PERFORMANCE INFORMATION


Performance information for each Portfolio including the yield of High Yield VP and Index Plus Bond VP and the total return of all Portfolios, may appear in reports or promotional literature to current or prospective shareholders.



26 Aetna Variable Portfolios, Inc.

Average Annual Total Return

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period. Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.


From time to time, Aeltus may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.


The performance of the Portfolios may, from time to time, be compared to that of other mutual funds tracked by mutual fund rating services, to broad groups of comparable mutual funds, or to unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs.


The performance of the Portfolios are commonly measured as total return. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ["n"] according to the formula:


                                P(1 + T)n = ERV


Total Return Quotations as of March 31, 1998:


----------------------------------------------------------------------------
                           1 Year        Since Inception     Inception Date
----------------------------------------------------------------------------
  High Yield                 N/A                8.13%            12/10/97
  Real Estate                N/A                3.42%            12/15/97
  Value Opportunity        51.78%              43.32%            12/13/96
  Growth                   59.46%              41.53%            12/13/96
  Mid Cap                    N/A               13.24%            12/17/97
  Small Company            55.55%              41.62%            12/27/96
  International              N/A               20.30%            12/22/97
  Index Plus Large Cap     49.02%              39.87%            09/16/96
  Index Plus Mid Cap         N/A               14.58%            12/16/97
  Index Plus Small Cap       N/A               14.41%            12/19/97
  Index Plus Bond            N/A                1.81%            12/18/97
----------------------------------------------------------------------------

Investors should not consider this performance data as an indication of the future performance of any of the Portfolios of the Fund.


A Portfolio's investment results will vary from time to time depending upon market conditions, the composition of its investment portfolio and its operating expenses. Performance information of any Portfolio will not be compared in advertisements with such information for funds that offer their shares directly to the public, because Portfolio performance data does not reflect charges imposed by the insurance company on the VA Contracts and VLI Policies. The total return for a Portfolio should be distinguished from the rate of return of a corresponding division of the insurance company's separate account, which rate will reflect the deduction of additional insurance charges, including mortality and expense risk charges, and will therefore be lower. Accordingly, performance figures for a Portfolio will only be advertised if comparable performance figures for the corresponding division of the separate account are included in the advertisements. VA Contract owners and VLI Policy owners should consult their contract and policy prospectuses, respectively, for further information. Each Portfolio's results also should be considered relative to the risks associated with its investment objectives and policies.


                                              Aetna Variable Portfolios, Inc. 27

30-Day Yield

Quotations of yield for High Yield and Index Plus Bond will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                           YIELD = 2[(a-b + 1)(6)-1]
                                      ---
                                      cd

Where:

a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

High Yield and Index Plus Bond commenced operations on December 10, 1997 and December 18, 1997 respectively.



                                  TAX MATTERS

The following is only a summary of certain additional tax considerations generally affecting each Variable Portfolio and its shareholders which are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Portfolio or its shareholders, and the discussions here and in the prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

Each Variable Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, (Code). As a regulated investment company, a Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (Distribution Requirement), and satisfies certain other requirements of the Code that are described in this section. Distributions by a Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and can therefore satisfy the Distribution Requirement.


In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (Income Requirement). For purposes of the calculations, gross income includes tax-exempt income.


In general, gain or loss recognized by a Portfolio on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Portfolio held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures


28 Aetna Variable Portfolios, Inc.

contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Portfolio elects otherwise), will generally be treated as ordinary income or loss.


For purposes of determining whether capital gain or loss recognized by a Portfolio on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option ) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Portfolio as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Portfolio grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto) or (3) the asset is stock and the Portfolio grants an in-the-money qualified covered call option with respect thereto. In addition, a Portfolio may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.



Any gain recognized by a Portfolio on the lapse of, or any gain or loss recognized by a Portfolio from a closing transaction with respect to, an option written by the Portfolio will be treated as a short-term capital gain or loss.


Transactions that may be engaged in by a Portfolio (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Portfolio, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Portfolio that are not Section 1256 contracts.



Because only a few regulations regarding the treatment of swap agreements and other financial derivatives have been issued, the tax consequences of transactions in these types of instruments are not always entirely clear. The Fund intends to account for derivatives transactions in a manner deemed by it to be appropriate, but the Internal Revenue Service might not necessarily accept such treatment. If it did not, the status of a Portfolio as a regulated investment company and/or its compliance with the diversification requirement under Code Section 817(h) might be affected. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Portfolio to qualify as a regulated investment company may limit the extent to which a Portfolio will be able to engage in swap agreements.


A Portfolio may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies (PFICS) for federal income tax purposes. If a Portfolio invests in a PFIC, it may elect to treat the PFIC as a qualifying electing portfolio (QEP) in which event the Portfolio will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Portfolio receives distributions of any such ordinary earnings or capital gain from the PFIC. If a Portfolio does not (because it is unable to, chooses not to or otherwise) elect to treat the PFIC as a QEP, then in general
(1) any gain recognized by the Portfolio upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Portfolio from the PFIC will be allocated ratably over the Portfolio's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received


                                              Aetna Variable Portfolios, Inc. 29
shall be included in the Portfolio's gross income for such year as ordinary income (and the distribution of such portion by the Portfolio to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Portfolio level), (3) the Portfolio shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the portfolio to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Portfolio thereon) will again be taxable to the shareholders as an ordinary income dividend.

Under recently proposed Treasury Regulations a Portfolio can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the Portfolio's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will be included by the Portfolio as ordinary income, and the Portfolio's holding period with respect to such PFIC stock commences on the first day of the next taxable year. If a Portfolio makes such election in the first taxable year it holds PFIC stock, the Portfolio will include ordinary income from any mark to market gain, if any, and will not incur the tax described in the previous paragraph.

Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

In addition to satisfying the requirements described above, each Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Portfolio's taxable year, at least 50% of the value of the Portfolio's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Portfolio has not invested more than 5% of the value of the Portfolio's total assets in securities of such issuer and as to which the Portfolio does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses or related trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option. However, with regard to forward currency contracts, there does not appear to be any formal or informal authority which identifies the issuer of such instrument. For purposes of asset diversification testing, obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal Agricultural Mortgage Corporation, the Farm Credit System Financial Assistance Corporation, a Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Government National Mortgage Corporation, and the Student Loan Marketing Association are treated as U.S. Government securities.

If for any taxable year a Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Portfolio's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Qualification of Segregated Asset Accounts

Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Spe-


30 Aetna Variable Portfolios, Inc.

cifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Excise Tax on Regulated Investment Companies


If a Portfolio has shareholders that are not VA Contract or VLI Policy holders and those shareholders have invested more than $250,000 in the Portfolio for any portion of the Portfolio's fiscal year, that Portfolio will be subject to a 4% non-deductible excise tax unless it meets certain requirements. In order to avoid the excise tax, a regulated investment company must distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.


For purposes of the excise tax, a regulated investment company shall (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses from Section 998 transactions incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Portfolio Distributions

Each Portfolio anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to the shareholders as ordinary income and treated as dividends for federal income tax purposes, but they may qualify for the dividends-received deduction for corporate shareholders to the extent discussed below.

Each Portfolio may either retain or distribute to the shareholders its net capital gain for each taxable year. Each Portfolio currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shareholders have held shares or whether such gain was recognized by the Variable Portfolio prior to the date on which the shareholder acquired the shares.

If a Portfolio elects to retain its net capital gain, the Portfolio will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. Where a Portfolio elects to retain its net capital gain, it is expected that the Portfolio also will elect to have shareholders of record on the


                                              Aetna Variable Portfolios, Inc. 31
last day of its taxable year treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Portfolio on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit. All distributions paid to Aetna, whether characterized as ordinary income or capital gain, are not taxable to VA Contract or VLI Policy holders.


Ordinary income dividends paid by a Portfolio with respect to a taxable year may qualify for the dividends-received deduction generally available to corporations (other than corporations, such as S corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by a Portfolio from domestic corporations for the taxable year and if the shareholder meets eligibility requirements in the Code. A dividend received by the Portfolio will not be treated as a qualifying dividend
(1) if it has been received with respect to any share of stock that the Portfolio has held for less than 46 days (91 days in the case of certain preferred stock), excluding for this purpose under the rules of Code Section 246(c)(3) and (4): (i) any day more than 45 days (or 90 days in the case of certain preferred stock) after the date on which the stock becomes ex-dividend and (ii) any period during which the Portfolio has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Portfolio is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246(a). Moreover, the dividends-received deduction for a corporate shareholder may be disallowed or reduced (i) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Portfolio or (ii) by application of Code Section 246(b) which in general limits the dividends-received deduction.


Alternative Minimum Tax (AMT) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. In addition, under the Superfund Amendments and Reauthorization Act of 1986, a tax is imposed for taxable years beginning after 1986 and before 1996 at the rate of 0.12% on the excess of a corporate taxpayer's AMTI (determined without regard to the deduction for this tax and the AMT net operating loss deduction) over $2 million. For purposes of the corporate AMT and the environmental super-fund tax (which are discussed above), the corporate dividends-received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from a Variable Portfolio into account (without a dividends-received deduction) in determining its adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMT net operating loss deduction)) includable in AMTI.


Investment income that may be received by a Portfolio from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle a Portfolio to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Portfolio's assets to be invested in various countries is not known.


Distributions by a Portfolio that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.


32 Aetna Variable Portfolios, Inc.

Distributions paid to shareholders are generally reinvested in additional shares. Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of a Portfolio reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Portfolio, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Portfolio) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.


Tax Effect on Contract Owners and Policy Owners

Owners of VA Contracts and VLI Policies are taxed through prior ownership of such contracts and policies, as described in the insurance company's prospectus for the applicable contract or policy.

Effect of Future Legislation; Local Tax Considerations

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income dividends, exempt-interest dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Portfolio.


                                 VOTING RIGHTS

Shareholders are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors (to the extent hereinafter provided) and on other matters submitted to the vote of the shareholders. The shareholders of the Portfolios are the insurance companies for their separate accounts using the Portfolios to fund VA Contracts and VLI Policies. The insurance company depositors of the separate accounts pass voting rights attributable to shares held for VA Contracts and VLI Policies through to Contract owners and Policy owners as described in the prospectus for the applicable VA Contract or VLI Policy.

Once the initial Board of Directors is elected, no meeting of the shareholders for the purpose of electing Directors will be held unless and until such time as less than a majority of the Directors holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Directors then in office will call a shareholder meeting for election of Directors. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Directors holding office have been elected by the shareholders.

Special shareholder meetings may be called when requested in writing by the holders of not less than 10% of the outstanding voting shares of a Portfolio. Any request must state the purposes of the proposed meeting.


Except as set forth above, the Directors shall continue to hold office and may appoint successor Directors. Directors may be removed from office (1) at any time by two-thirds vote of the Directors; (2) by a majority


                                              Aetna Variable Portfolios, Inc. 33
vote of Directors where any Director becomes mentally or physically incapacitated; (3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of a Variable Portfolio's shareholders. Any Director may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Directors can, if they choose to do so, elect all the Directors of the Variable Portfolios, in which event the holders of the remaining shares will be unable to elect any person as a Director.


The Articles may be amended by an affirmative vote of a majority of the shares at any meeting of shareholders or by written instrument signed by a majority of the Directors and consented to by a majority of the shareholders. The Directors may also amend the Articles without the vote or consent of shareholders if they deem it necessary to conform the Articles to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Code, but the Directors shall not be liable for failing to do so.


                             FINANCIAL STATEMENTS


The Financial Statements, and Independent Auditors Report thereon, are incorporated herein by reference to the Annual Report dated December 31, 1997. The Annual Report is available upon request and without charge by calling 1-800-525-4225 or by writing to Aetna Variable Portfolios Inc. at 151 Farmington Avenue, Hartford, CT 06156.



34 Aetna Variable Portfolios, Inc.

                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a) Financial Statements:
    (1)  Included in Part A:
            Financial Highlights

     (2) Incorporated by reference in Part B to the Fund's annual Report dated December 31, 1997 on Form N-30D (File No. 811-7651), as filed electronically with the Securities and Exchange Commission on March 5, 1998 (Accession No. 0000950146-98-000359):
            Audited Financial Statements for Aetna Variable Index Plus Portfolio(1), Aetna Variable Small Company Portfolio(2), Aetna Variable Capital Appreciation Portfolio(3) and Aetna Variable Growth Portfolio(4), which include the following:

               Portfolios of Investments as of December 31, 1997
               Statements of Assets and Liabilities as of December 31, 1997 Statements of Operations for the year ended December 31, 1997 Statements of Changes in Net Assets for the year ended December 31, 1997 and the period ended December 31, 1996
               Notes to Financial Statements
               Financial Highlights for the year ended December 31, 1997 and the period ended December 31, 1996
               Independent Auditors Report

                 1. Renamed Aetna Index Plus Large Cap VP effective May 1, 1998.
                 2. Renamed Aetna Small Company VP effective May 1, 1998.
                 3. Renamed Aetna Value Opportunity VP effective May 1, 1998.
                 4. Renamed Aetna Growth VP effective May 1, 1998.

            Audited Financial Statements for the following:

             Aetna High Yield Portfolio(1)
               Portfolio of Investments as of December 31, 1997
               Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 10, 1997 to December 31, 1997
               Statement of Changes in Net Assets for the period from December 10, 1997 to December 31, 1997
               Notes to Financial Statements
               Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

               Aetna Index Plus Bond Portfolio(2)
                 Portfolio of Investments as of December 31, 1997
                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 18, 1997 to December 31, 1997
                 Statement of Changes in Net Assets for the period from December 18, 1997 to December 31, 1997
                 Notes to Financial Statements
                 Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

               Aetna Index Plus Mid Cap Portfolio(3)
                 Portfolio of Investments as of December 31, 1997
                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 16, 1997 to December 31, 1997
                 Statement of Changes in Net Assets for the period from December 16, 1997 to December 31, 1997
                 Notes to Financial Statements
                 Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

               Aetna Index Plus Small Cap Portfolio(4)
                 Portfolio of Investments as of December 31, 1997
                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 19, 1997 to December 31, 1997
                 Statement of Changes in Net Assets for the period from December 19, 1997 to December 31, 1997
                 Notes to Financial Statements
                 Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

               Aetna International Portfolio(5)
                 Portfolio of Investments as of December 31, 1997
                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 22, 1997 to December 31, 1997
                 Statement of Changes in Net Assets for the period from December 22, 1997 to December 31, 1997
                 Notes to Financial Statements
                 Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

               Aetna Mid Cap Portfolio(6)
                 Portfolio of Investments as of December 31, 1997
                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 17, 1997 to December 31, 1997
                 Statement of Changes in Net Assets for the period from December 17, 1997 to December 31, 1997
                 Notes to Financial Statements
                 Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

               Aetna Real Estate Securities Portfolio(7)
                 Portfolio of Investments as of December 31, 1997
                 Statement of Assets and Liabilities as of December 31, 1997 Statement of Operations for the period from December 15, 1997 to December 31, 1997
                 Statement of Changes in Net Assets for the period from December 15, 1997 to December 31, 1997
                 Notes to Financial Statements
                 Financial Highlights for the period ended December 31, 1997 Independent Auditors' Report

                 1. Renamed aetna high yield vp effective May 1, 1998.
                 2. Renamed aetna index plus bond vp effective May 1, 1998.
                 3. Renamed aetna index plus mid cap vp effective May 1, 1998.
                 4. Renamed aetna index plus small cap vp effective May 1, 1998.
                 5. Renamed aetna international vp effective May 1, 1998.
                 6. Renamed aetna mid cap vp effective May 1, 1998.
                 7. Renamed aetna real estate securities vp effective May 1,
                     1998.

(b) Exhibits
            (1)(a)  Articles of Incorporation(1)
            (1)(b)  Articles of Amendment(2)
            (1)(c)  Articles Supplementary(3)
            (1)(d)  Articles of Amendment
            (2)     Amended Bylaws(2)
            (3)     Not applicable
            (4) Instruments Defining Rights of Holders (set forth in the Articles of Incorporation which are incorporated by reference)(1)
            (5)     Investment Advisory Agreement between Aeltus
                    Investment Management, Inc. ("Aeltus") and Aetna Variable Portfolios, Inc., on behalf of Aetna Value Opportunity VP, Aetna Growth VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP, Aetna High Yield VP, Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Estate Aetna International VP, Aetna Mid Cap VP and Aetna Real Securities VP(3)
            (6) Underwriting Agreement between Aetna Variable Portfolios, Inc. and Aetna Life Insurance and Annuity Company(2)
            (7)     Directors' Deferred Compensation Plan(3)
            (8)(a) Custodian Agreement between Aetna Variable Portfolios, Inc. and Mellon Bank, N.A. for Aetna Value Opportunity VP, Aetna Growth VP, Aetna Index Plus Large Cap VP and Aetna Small Company VP(2)
            (8)(b) Amendment to Custodian Agreement between Aetna Variable Portfolios, Inc. and Mellon Bank, N.A. for Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna High Yield VP and Aetna Real Estate Securities VP(3)
            (8)(c) Custodian Agreement between Aetna Variable Portfolios, Inc. and Brown Brothers Harriman & Co. for Aetna International VP
            (9)(a) Administrative Services Agreement between Aeltus and Aetna Variable Portfolios, Inc., on behalf of Aetna Value Opportunity VP, Aetna Growth VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP, Aetna High Yield

                   VP, Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna International VP, Aetna Mid Cap VP and Aetna Real Estate Securities VP(3)
          (9)(b)   License Agreement(2)
         (10)      Opinion and Consent of Counsel
         (11)      Consent of Independent Auditors
         (12)      Not applicable
         (13)(a) Agreement re: Initial Contribution to Working Capital for Aetna Value Opportunity VP, Aetna Growth VP, Aetna Index Plus Large Cap VP and Aetna Small Company VP(2)
         (13)(b) Agreement re: Initial Contribution to Working Capital for Aetna Index Plus Bond VP, Index Plus Mid Cap VP, Aetna Mid Cap VP, Index Plus Small Cap VP, Aetna High Yield VP, Aetna Real Estate Securities VP and Aetna International VP(4)
         (14)      Not applicable
         (15)      Not applicable
         (16)      Schedule for Computation of Performance Data(2)
         (17)      See exhibit 27 below
         (18)      Not applicable
         (19)(a)   Power of Attorney(5)
         (19)(b)   Authorization for Signatures(4)
         (27)      Financial Data Schedule

    1. Incorporated by reference to the Registration Statement on Form N-1A (File No. 333-05173), as filed electronically with the Securities and Exchange Commission on June 4, 1996 (Accession No.
        0000928389-96-000122).

    2. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on March 7, 1997 (Accession No. 0000950146-97-000336).

    3. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on February 26, 1998 (Accession No.
        0000950146-98-000289).

    4. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on September 26, 1997 (Accession No.
        0000950146-97-001480).

    5. Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-1A (File No. 33-41694), as filed electronically on January 16, 1998 (Accession No. 0000950146-98-000093).

Item 25.  Persons Controlled by or Under Common Control

          Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 1998 Aetna Life Insurance and Annuity Company ("Aetna") owned 100% of the Registrant's outstanding voting securities.

          Aetna is an indirect wholly-owned subsidiary of Aetna Inc.

          A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to Item 26 of Post-Effective Amendment No. 9 to the Registration Statement on Form N-4 (File No. 333-01107), as filed electronically with the Securities and Exchange Commission on April 7, 1998 (Accession No. 0000950146-98-000564).

Item 26.  Number of Holders of Securities


          (1) Title of Class                       (2) Number of Record Holders
                                                       as of March 31, 1998

Aetna Value Opportunity VP (formerly Aetna
   Variable Capital Appreciation Portfolio)                      2
Aetna Growth VP
   (formerly Aetna Variable Growth Portfolio)                    2
Aetna Index Plus Large Cap VP
   (formerly Aetna Variable Index Plus Portfolio)                2
Aetna Small Company VP (formerly Aetna
   Variable Small Company Portfolio)                             2
Aetna Index Plus Bond VP (formerly Aetna
   Index Plus Bond Portfolio)                                    2
Aetna Index Plus Mid Cap VP (formerly
   Aetna Index Plus Mid Cap Portfolio)                           2
Aetna Mid Cap VP
   (formerly Aetna Mid Cap Portfolio)                            2
Aetna Index Plus Small Cap VP (formerly
   Aetna Index Plus Small Cap Portfolio)                         2
Aetna High Yield VP (formerly
   Aetna High Yield Portfolio)                                   2
Aetna Real Estate Securities VP (formerly
   Aetna Real Estate Securities Portfolio)                       2
Aetna International VP (formerly
   Aetna International Portfolio)                                3

Item 27. Indemnification

         Article 10, Section (iv) of the Registrant's Articles of Incorporation, which are incorporated by reference to Registrant's Registration Statement on Form N-1A (File No. 333-05173), as filed electronically on June 4, 1996 (Accession No. 0000950146-96-000122), provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are covered under a directors and officers errors and omissions liability insurance policy issued by Gulf Insurance Company which expires October 1, 1999.

         Section XI.B of the Administrative Services Agreement filed herewith as
         Exhibit 9(a)) provides for indemnification of the Administrator.

         Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 28. Business and Other Connections of Investment Adviser

         The investment adviser, Aeltus Investment Management, Inc. ("Aeltus"), is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as investment adviser and administrator for the Registrant, Aeltus acts as investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc. (formerly Aetna Investment Adviser Fund, Inc.), Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (the "1940 Act")). It also acts as investment adviser to certain private accounts.

         The following table summarizes the business connections of the directors and principal officers of the investment adviser.

--------------------------------------------------------------------------------
 Name           Positions and Offices      Other Principal Position(s) Held
 ----           with Investment Adviser    Since Oct. 31, 1995/Addresses*/**
                -----------------------    ---------------------------------
 -------------------------------------------------------------------------------
 J. Scott Fox   Director, Managing         Director and President (since
                Director, Chief Operating  September 1997)
                Officer, Chief Financial   -- Aetna Life Assignment Company;
                Officer                    Vice President (since April 1997) --
                                           Aetna Retirement Services, Inc.;
                                           Director and Senior Vice President
                                           (April 1997 - February 1998) -- Aetna
                                           Retirement Holdings, Inc.; Director
                                           and Senior Vice President (March 1997
                                           - February 1998) -- Aetna Life
                                           Insurance and Annuity Company;
                                           Managing Director, Chief Operating
                                           Officer, Chief Financial Officer,
                                           Treasurer (April 1994 - March 1997)
                                           -- Aeltus Investment Management,
                                           Inc.; Director (March 1996 - July
                                           1997) -- Aeltus Capital, Inc.;
                                           Managing Director, Chief Financial
                                           Officer (March 1996 - April 1997) --
                                           Aeltus Capital, Inc.; Director (May
                                           1996 - July 1997) -- Aeltus Trust
                                           Company, Inc.; Managing Director,
                                           Chief Operating Officer, Chief
                                           Financial Officer and Treasurer (May
                                           1996 - April 1997) -- Aeltus Trust
                                           Company, Inc.; Director and President
                                           (May 1996 - October 1997) -- Aetna
                                           Investment Management (Bermuda)
                                           Holding, Ltd.

--------------------------------------------------------------------------------
Name             Positions and Offices     Other Principal Position(s) Held
----             with Investment Adviser   Since Oct. 31, 1995/Addresses*/**
                 -----------------------   ---------------------------------
 -------------------------------------------------------------------------------
Timothy A. Holt  Director                  Senior Vice President (September 1997
                                           - February 1998) -- Aetna Retirement
                                           Holdings, Inc.; Director (since
                                           September 1997) -- Aetna Investment
                                           Services, Inc.; Senior Vice President
                                           and Chief Financial Officer (February
                                           1996 - February 1998) -- Aetna Life
                                           Insurance and Annuity Company;
                                           Director (March 1996 - February 1998)
                                           -- Aetna Retirement Holdings, Inc.;
                                           Vice President (September 1996 -
                                           September 1997) -- Aetna Retirement
                                           Holdings, Inc.; Vice President,
                                           Portfolio Management/Investment Group
                                           (June 1991 - February 1996) -- Aetna
                                           Inc. (formerly known as Aetna
                                           Life and Casualty Company).

John Y. Kim      Director, President,      Chief Investment Officer (since
                 Chief Executive Officer,  May 1994) Chief Investment Officer --
                                           Aetna Chief Life Insurance and
                                           Annuity Company; Director (since
                                           February 1995) -- Aetna Life
                                           Insurance and Annuity Company; Senior
                                           Vice President (since September 1994)
                                           -- Aetna Life Insurance and Annuity
                                           Company.

--------------------------------------------------------------------------------
 Name                Positions and Offices      Other Principal Position(s) Held
 ----                with Investment Adviser    Since Oct. 31, 1995/Addresses*/**
                     -----------------------    ---------------------------------
 -------------------------------------------------------------------------------
Thomas J. McInerney  Director                   President (since August 1997) --
                                                Aetna Retirement Services, Inc.;
                                                Director and President (since
                                                September 1997) -- Aetna Life
                                                Insurance and Annuity Company;
                                                Director and President (since
                                                September 1997) -- Aetna Retirement
                                                Holdings, Inc.; Director and
                                                President (since September 1997) --
                                                Aetna Insurance Company of America;
                                                Executive Vice President (since
                                                August 1997) -- Aetna Inc.; Vice
                                                President, Strategy (March 1997 -
                                                August 1997) -- Aetna Inc.; Vice
                                                President, Marketing and Sales
                                                (December 1996 - March 1997) -- Aetna
                                                U.S. Healthcare; Vice President,
                                                National Accounts (April 1996 -
                                                December 1996) -- Aetna U.S.
                                                Healthcare; Vice President, Strategy,
                                                Finance, & Administration (July 1995
                                                - April 1996) -- Aetna Inc.

Peter B. Canon       Managing Director,         Managing Director (since January
                     Equity Investments         1996) -- Aeltus Trust Company;
                                                Registered Representative (since
                                                March 1994) -- Aeltus Capital, Inc.

Lennart A. Carlson   Managing Director,
                     Fixed Income               Managing Director (since January
                     Investments                1996) -- Aeltus Trust Company;
                                                Registered Representative (since
                                                February 1993) -- Aeltus Capital,
                                                Inc.

Steven C.Huber       Managing Director,         Portfolio Manager (August 1991 -
                     Fixed Income               August 1996) -- Investments Aetna
                                                Life Insurance and Annuity Company;
                                                Managing Director (since August 1996)
                                                -- Aeltus Trust Company.

Brian K. Kawakami    Vice President,            Chief Compliance Officer & Director
                     Chief Compliance           (since January 1996) - Aeltus Trust
                     Officer                    Company; Chief Compliance Officer
                                                (since August 1993) -- Aeltus
                                                Capital, Inc.



--------------------------------------------------------------------------------
 Name                Positions and Offices      Other Principal Position(s) Held
 ----                with Investment Adviser    Since Oct. 31, 1995/Addresses*/**
                     -----------------------    ---------------------------------
 -------------------------------------------------------------------------------

Neil Kochen          Managing Director,         Managing Director (since April 1996)
                     Product Development        -- Aeltus Investment Management,
                                                Inc.; Managing Director (since April
                                                1996) -- Aeltus Trust Company;
                                                Managing Director (since August 1996)
                                                -- Aeltus Capital, Inc.; Managing
                                                Director (July 1994 - August 1996) --
                                                Aetna Life Insurance and Annuity
                                                Company.

Frank Litwin         Managing Director,         Vice President, Strategic Marketing
                     and Sales                  (April, 1992 - August, 1997) --
                                                Fidelity Investments Institutional
                                                Services Company.

Kevin M. Means       Managing Director,         Managing Director (July 1994 - August
                     Equity Investments         1996) -- Aetna Life Insurance and
                                                Annuity Company; Managing Director
                                                (since August 1996) -- Aeltus Trust
                                                Company.

L. Charles Meythaler Managing Director,         Managing Director (since April 1997)
                     Institutional              -- Aeltus Investment Management,
                     Marketing and Sales        Inc.; Director (since July 1997) --
                                                Aeltus Trust Company; Managing
                                                Director (since June 1997) -- Aeltus
                                                Trust Company; President (June 1993 -
                                                April 1997) -- New England Investment
                                                Association.

Jeanne Wong-Boehm    Managing Director,         Portfolio Manager (March 1982 -
                     Fixed Income               August 1996) -- Aetna Life Insurance
                     Investments                and Annuity Company; Portfolio
                                                Manager (March 1982 - August 1996) --
                                                Aetna Inc.; Managing Director (since
                                                August 1996) -- Aeltus Trust Company;
                                                Registered Representative (since
                                                August 1996) -- Aeltus Capital, Inc.

  * Except with respect to Messrs. Holt and McInerney, the principal business address of each person named is 242 Trumbull Street, Hartford, Connecticut 06103-1205. The address of Messrs. Holt and McInerney is 151 Farmington Avenue, Hartford, Connecticut 06156.
  ** Certain officers and directors of the investment adviser currently hold (or have held during the past two years) other positions with affiliates of the Registrant that are not deemed to be principal positions.

Item 29. Principal Underwriters

 (a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc. (formerly Aetna Investment Adviser Fund, Inc.), Aetna GET Fund and Aetna Generation Portfolios, Inc. and as investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Aetna Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Aetna Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America ("AICA") (a separate account of AICA registered as a unit investment trust under the 1940 Act).

 (b) The following are the directors and principal officers of the Underwriter:


Name and Principal            Positions and Offices with Principal             Positions and Offices
Business Address*                                Underwriter                         with Registrant
------------------            ------------------------------------------       ---------------------
Thomas J. McInerney           Director and President                           None

Robert D. Friedhoff           Senior Vice President                            None

John Y. Kim                   Senior Vice President                            Director

Shaun P. Mathews              Director and Senior Vice President               Director

Catherine H. Smith            Director, Senior Vice President and Chief        None
                              Financial Officer

Kirk P. Wickman               Vice President, General Counsel and Corporate    None
                              Secretary

Deborah Koltenuk              Vice President and Treasurer, Corporate          None
                              Controller

Frederick D. Kelsven          Vice President and Chief Compliance Officer      None

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 242 Trumbull Street, Hartford, Connecticut 06103-1205.

 (c) Not applicable

Item 30.     Location of Accounts and Records

             As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 or 242 Trumbull Street, Hartford, Connecticut 06103-1205.

Item 31.     Management Services

             Not applicable.

Item 32.     Undertakings

             The Registrant undertakes that if requested by the holders of at least 10% of the Registrant's outstanding shares, the Registrant will hold a shareholder meeting for the purpose of voting on the removal of one or more Directors and will assist with communication concerning that shareholder meeting as if Section 16(c) of the 1940 Act applied.

             The Registrant undertakes to furnish to each person to whom a prospectus is delivered a copy of its latest annual report to shareholders, upon request and without charge.

             Insofar as indemnification for liability arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

Pursuant to the Securities Act of 1933 and the Investment Company Act of 1940, Aetna Variable Portfolios, Inc. certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 333-05173) and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on the 27th day of April, 1998.


                     AETNA VARIABLE PORTFOLIOS, INC.
                     -----------------------------------------------------
                          (Registrant)


                     By:     J. Scott Fox*
                     -----------------------------------------------------
                                J. Scott Fox
                                President


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons on April 27, 1998 in the capacities indicated.

Signature                             Title                         Date
---------                             -----                         ----

J. Scott Fox*                 President and Director
----------------------------  (Principal Executive Officer)       )
J. Scott Fox                                                      )
                                                                  )
Maria T. Fighetti*            Director                            )   April
----------------------------                                      )
Maria T. Fighetti                                                 )   27, 1998
                                                                  )
David L. Grove*               Director                            )
----------------------------                                      )
David L. Grove                                                    )
                                                                  )
John Y. Kim*                  Director                            )
----------------------------                                      )
John Y. Kim                                                       )
                                                                  )
Sidney Koch*                   Director                           )
----------------------------                                      )
Sidney Koch                                                       )
                                                                  )
Shaun P. Mathews*              Director                           )
----------------------------                                      )
Shaun P. Mathews                                                  )
                                                                  )
Corine T. Norgaard*            Director                           )
----------------------------                                      )
Corine T. Norgaard                                                )

                                                                  )
Richard G. Scheide*             Director                          )
-----------------------------                                     )
Richard G. Scheide                                                )
                                                                  )
Stephanie A. Taylor*            Treasurer and Chief               )
-----------------------------   Financial Officer                 )
Stephanie A. Taylor             (Principal Financial              )
                                and Accounting Officer)
By:      /s/ Amy R. Doberman
         ---------------------------------------------
         *Amy R. Doberman
          Attorney-in-Fact

(Executed pursuant to Power of Attorney dated December 10, 1997 and filed with the Securities and Exchange Commission on January 16, 1998 (Accession No. 0000950146-98-000093)).

                         Aetna Variable Portfolios, Inc.
                                  EXHIBIT INDEX

Exhibit No.   Exhibit                                                            Page
-----------   -----                                                              ----


99-B.1(a)     Articles of Incorporation                                        *

99-B.1(b)     Articles of Amendment                                            *

99-B.1(c)     Articles Supplementary                                           *

99-B.1(d)     Articles of Amendment                                            --------------

99-B.2        Amended Bylaws                                                   *

99-B.4        Instruments Defining Rights of Holders                           *

99-B.5        Investment Advisory Agreement between Aeltus Investment          *
              Management, Inc. ("Aeltus") and Aetna Variable Portfolios,
              Inc., on behalf of Aetna Value Opportunity VP, Aetna Growth
              VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP,
              Aetna High Yield VP, Aetna Index Plus Bond VP, Aetna Index
              Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna
              International VP, Aetna Mid Cap VP and
              Aetna Real Estate Securities VP

99-B.6        Underwriting Agreement between Aetna Variable Portfolios, Inc.   *
              and Aetna Life Insurance and Annuity Company

99-B.7        Directors' Deferred Compensation Plan                            *

99-B.8(a)     Custodian Agreement between Aetna Variable Portfolios, Inc.      *
              and Mellon Bank, N.A. for Aetna Value Opportunity VP, Aetna
              Growth VP, Aetna Index Plus Large Cap VP and Aetna Small
              Company VP

99-B.8(b)     Amendment to Custodian Agreement between Aetna Variable          *
              Portfolios, Inc. and Mellon Bank, N.A. for Aetna Index
              Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Mid Cap
              VP, Aetna Index Plus Small Cap VP, Aetna High Yield VP and
              Aetna Real Estate Securities VP

99-B.8(c)     Custodian Agreement between Aetna Variable Portfolios,
              Inc. and Brown Brothers Harriman & Co. for Aetna
              International VP                                                 -------------

*Incorporated by reference


Exhibit No.   Exhibit                                                            Page
-----------   -------                                                            ----
99-B.9(a)     Administrative Services Agreement between Aeltus and Aetna             *
              Variable  Portfolios,  Inc., on behalf of Aetna Value
              Opportunity VP, Aetna Growth VP, Aetna Small Company VP,
              Aetna Index Plus Large Cap VP, Aetna High Yield VP, Aetna
              Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index
              Plus Small Cap VP, Aetna International VP, Aetna Mid Cap VP
              and Aetna Real Estate Securities VP

99-B.9(b)     License Agreement                                                      *

99-B.10       Opinion and Consent of Counsel                                   -------------

99-B.11       Consent of Independent Auditors                                  -------------

99-B.13(a)    Agreement re:  Initial Contribution to Working Capital for             *
              Aetna Value Opportunity VP, Aetna Growth VP, Aetna Index
              Plus Large Cap VP and Aetna Small Company VP

99-B.13(b)    Agreement re:  Initial Contribution to Working Capital for             *
              Aetna Index Plus Bond VP, Index Plus Mid Cap VP, Aetna Mi
              Cap VP, Index Plus Small Cap VP, Aetna High Yield VP, Aetna
              Real Estate Securities VP and Aetna International VP

99-B.16       Schedule for Computation of Performance Data                           *

99-B.19(a)    Power of Attorney                                                      *

99-B.19(b)    Authorization for Signatures                                           *

27            Financial Data Schedule
                                                                               -------------


*Incorporated by reference